[Investors Trust Logo here]


                                FAMILY OF FUNDS

                                 ANNUAL REPORT
                                October 31, 1996



Dear Valued Shareholder:                                             [PHOTO]

I am pleased to present this annual report which includes financial market reviews, performance reviews, portfolio commentaries, and the financial statements and financial highlights for each of the Investors Trust Mutual Funds for the fiscal year ended October 31, 1996.

In September of this year the Adjustable Rate, Growth, Tax Free, and Value funds all surpassed an important mutual fund milestone--a three-year performance history. Organizations that rate or rank mutual funds typically require a three year track record before recognizing funds in their rating systems.

Looking back at the U.S. fixed income and equity market performances over the past three years helps reinforce the idea that successful investing requires diversification and patience. Calendar year 1994 presented most fixed income and domestic equity fund investors with negative total returns. Those who remained invested throughout 1995 enjoyed some of the best fixed income and equity fund total returns in history. The financial markets through the first ten months of 1996 have provided most fixed income fund investors with total returns in line with historical averages and domestic equity fund investors with total returns above the historical averages.

What does this mean to Investors Trust Mutual Funds shareholders? Variations in fixed income and equity market total returns during the past three years demonstrate the importance of appropriately diversifying investments and aligning the objectives of your investments with your financial goals. Review your financial goals and objectives at least annually and, if necessary, with your investment representative's assistance, make adjustments to your investment mix. As a service to shareholders, each Investors Trust Mutual Fund allows exchanges to other Investors Trust Mutual Funds free of charge (although such exchanges are taxable events). I encourage you to take advantage of this service if your investment needs or goals have changed since first purchasing an Investors Trust fund.

If you have questions about the information contained in this report, please contact your investment representative or call Investors Trust Services at 1-800-656-6626 and press 2 on your phone at the prompt.

Thank you for investing with Investors Trust.

Sincerely,

/s/ Patrick E. Welch
--------------------
Patrick E. Welch
Chairman


    THE INVESTORS TRUST FAMILY OF FUNDS IS OFFERED BY GNA DISTRIBUTORS, INC.

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2                                                   Investors Trust Mutual Funds
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                               TABLE OF CONTENTS
                               -----------------
                                                                       PAGE
                                                                       ----

Chairman's Message...................................................    1

Table of Contents....................................................    2

Listing of Trustees and Officers.....................................    3

Adviser's Market Review..............................................    5

Sub-Adviser Commentaries and Performance Graphs

  Adjustable Rate Fund...............................................    6

  Government Fund....................................................    8

  Tax Free Fund......................................................   11

  Value Fund.........................................................   13

  Growth Fund........................................................   15

Notes to Performance.................................................   17

Investment Portfolios

  Adjustable Rate Fund...............................................   18

  Government Fund....................................................   21

  Tax Free Fund......................................................   26

  Value Fund.........................................................   35

  Growth Fund........................................................   38

Financial Statements.................................................   43

Financial Highlights.................................................   50

Notes to Financial Statements........................................   52

Report of Independent Accountants....................................   60

Tax Information......................................................   61

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

Investors Trust Mutual Funds                                                   3
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                          INVESTORS TRUST MUTUAL FUNDS

ADJUSTABLE RATE FUND o GOVERNMENT FUND o TAX FREE FUND o VALUE FUND o GROWTH
FUND

                                 Annual Report

TRUSTEES AND OFFICERS
  PATRICK E. WELCH
  Trustee, Chairman of
  the Board,
  President and CEO
  PIERCE T. LINDBERG
  Trustee
  EDWARD R. MCMILLAN
  Trustee
  DOUGLAS H. PEDERSEN
  Trustee
  GEOFFREY S. STIFF
  Senior Vice President
  and Treasurer
  CHARLES A. KAMINSKI
  Senior Vice President
  VICTOR C. MOSES
  Senior Vice President
  THOMAS W. CASEY
  Vice President
  STEPHEN N. DEVOS
  Vice President and
  Controller
  SCOTT A. CURTIS
  Vice President
  EDWARD J. WILES, JR.
  Vice President and Secretary
  KARRI J. HARRINGTON
  Assistant Secretary

SUB-ADVISERS

ADJUSTABLE RATE FUND
  STANDISH, AYER & WOOD, INC.
  Boston, Massachusetts

GOVERNMENT FUND
  BLACKROCK FINANCIAL
  MANAGEMENT, INC.
  New York, New York

TAX FREE FUND
  BROWN BROTHERS HARRIMAN
  & CO.
  New York, New York

VALUE FUND
  DUFF & PHELPS INVESTMENT
  MANAGEMENT CO.
  Chicago, Illinois

GROWTH FUND
  VALUE LINE, INC.
  New York, New York

ADVISER
  GNA CAPITAL
  MANAGEMENT, INC.
  Seattle, Washington

DISTRIBUTOR
  GNA DISTRIBUTORS, INC.
  Seattle, Washington

COUNSEL
  GOODWIN, PROCTER & HOAR
  Boston, Massachusetts

CUSTODIAN & TRANSFER AGENT
  STATE STREET BANK AND TRUST
  COMPANY
  Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
  COOPERS & LYBRAND L.L.P.
  Boston, Massachusetts

This report is prepared for the shareholders of the Investors Trust Mutual Funds. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Trust's current prospectus.

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4                                                   Investors Trust Mutual Funds
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                      (This Page Intentionally Left Blank)

Investors Trust Mutual Funds                                                   5
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                            FINANCIAL MARKET REVIEW

                     GNA CAPITAL MANAGEMENT, INC., ADVISER

         During the fiscal year ended October 31, 1996, the financial markets continued to provide participants with a roller coaster ride that has been characteristic of the markets for the last few years.

         Market perception of the economy went from slowing growth in the first few months, to accelerating growth for several months, to moderate growth at the end of the period. Annualized quarterly GDP growth rates, in fact, turned out to be +0.30%, +2.00%, +4.70%, and +2.20% for 4Q95--3Q96.
       Intermediate and long maturity interest rates first declined, then rose, then declined again, as investors believed inflation would rise and fall with economic growth. Because of the close connection between inflation expectations and interest rates, the bond market had a volatile year. The 5-year Treasury's yield started the period at 5.81%, declined to 5.13% in mid-February, rose to 6.85% in mid-June, and then declined to 6.07% at the end of the period. Bond prices move in the opposite direction of interest rates and mirrored these moves.

         Inflation, as measured by the change in the Consumer Price Index, seemed to remain under control, ending the period at a year-over-year rate of +3.00%, up only slightly from a year earlier. In this environment, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +5.12%, as bond price declines somewhat offset coupon income for the year.

         In the equity market, stock prices were propelled higher by expectations of increasing corporate profits. Major market indexes moved to record highs periodically throughout the year. The Dow Jones Industrial Average moved up from 4,755 at the beginning of the year to 6,029 at the end of the year, with the only real setback being a roughly 400 point correction during the May--July period. In this environment, the broader stock market, as measured by the S&P 500 Stock Index, had a total return of +24.08%, well above the long-term average. The averages mask, however, immediate and precipitous declines in those companies' stocks whose earnings disappointed Wall Street analysts' expectations.

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

6                                           Investors Trust Adjustable Rate Fund
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                   FROM THE ADJUSTABLE RATE FUND SUB-ADVISER

                          STANDISH, AYER & WOOD, INC.
                        PORTFOLIO MANAGER: LORI DRISCOLL

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Over the last 12 months, bond yields have fluctuated significantly. During the first quarter of 1996, interest rates rose mostly in response to stronger job growth, a pick up in retail sales and high consumer confidence. With a modestly improving economic picture, the market shifted from expectations of a Fed ease to a Fed tightening. Despite low inflation levels, tight labor markets, combined with the economic rebound, spurred inflationary fears. By mid-year the bearish market sentiment began to turn. The Fed delayed any tightening moves until further signs confirmed the strength of the recovery. As a result, the market adjusted to a neutral Fed policy and yield levels peaked in August. The subsequent decline in Treasury yields has been driven by weaker job growth and continued low inflation.

       Q.  WHAT HAPPENED IN THE FUND DURING THE PAST SIX AND TWELVE MONTH
           PERIOD?

       A. Over the last year, adjustable rate mortgages ("ARMs") have benefited from favorable market conditions. With fairly low new originations in ARMs, there has been relatively minimal supply for the market to absorb. Additionally, increased demand for floating rate products as rates rose helped narrow spreads. Also enhancing returns has been declining prepayment risk as higher interest rates diminished refinancing activity. Finally, compared to 1994's extreme move, this year's moderate rise in rates had little impact on the implicit cap risk (see Note (d) on page
       20) in the ARM sector. Altogether, adjustable rate mortgage returns benefited from slower prepayments and positive market technicals, reflected by tighter yield spreads relative to Treasuries during the year.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. Given the more recent indications of moderating economic growth and continued good inflation news, lower interest rates could be sustained in the near term. However, consumer spending is likely to pick up as the holiday season approaches, particularly if consumer confidence remains high. Constrained by an already tight labor market and relatively high capacity utilization, any signs of strong economic growth could renew inflation concerns. Additionally, some indications of recovery in global economies could result in upward pressure on interest rates. Finally, there has been sizeable foreign buying of U.S. Treasuries. The eventual sale of these positions could result in higher yield levels in the coming months.

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

Investors Trust Adjustable Rate Fund                                           7
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       Q.  HOW HAVE YOU POSITIONED THE FUND TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. Throughout the past year, the Adjustable Rate Fund has maintained its ARM position with a slight bias toward the GNMA sector. Typically, GNMA ARMs offer an attractive yield advantage over FHLMC and FNMA counterparts to compensate investors for modestly greater cap risk. Given our expectation of moderate rate moves in either direction until a clearer economic picture emerges, today's level of cap risk in the ARM sector is marginal. Under this scenario, adjustable rate mortgage returns should benefit from stable to slightly tighter yield spreads.

            In the fixed rate sector, we continue to find attractive opportunities, particularly in home equity asset backed securities. These bonds are AAA rated with minimal prepayment risk and short durations. Seasoned premium pass-throughs also offer good value as they benefit from slower prepayments. With fairly stable durations, we still find attractive spread opportunities in this sector.

            In the coming year, we expect the portfolio to continue to benefit from its yield advantage in high quality spread products.


                               [graph goes here]



Performance of a $10,000 investment since inception of the Investors Trust Adjustable Rate Fund (9/8/93)



            Lehman Brothers                 Investors Trust                  Investors Trust             Morningstar Govt. Bond-
              ARM Index              Adjustable Rate Fund - A Shares  Adjustable Rate Fund - B Shares      ARM Fund Average
          (ending value: $11,833)      (ending value: $11,429)          (ending value: $11,157)         (ending value: $10,703)
9/8/93           $10,000                    $10,000                             $10,000                         $10,000
10/93            $10,005                    $10,026                             $10,003                         $10,034
12/93            $10,053                    $10,072                             $10,052                         $10,057
2/94             $10,088                    $10,021                             $10,006                         $10,084
4/94             $ 9,955                    $ 9,850                             $ 9,807                         $10,018
6/94             $ 9,969                    $ 9,791                             $ 9,736                         $10,001
8/94             $10,079                    $ 9,926                             $ 9,858                         $10,034
10/94            $10,030                    $ 9,876                             $ 9,796                         $ 9,963
12/94            $10,054                    $ 9,863                             $ 9,771                         $ 9,804
2/95             $10,426                    $10,127                             $10,021                         $ 9,904
4/95             $10,587                    $10,326                             $10,205                         $10,015
6/95             $10,803                    $10,560                             $10,423                         $10,107
8/95             $10,908                    $10,642                             $10,490                         $10,174
10/95            $11,053                    $10,785                             $10,618                         $10,162
12/95            $11,232                    $10,929                             $10,746                         $10,261
2/96             $11,335                    $11,005                             $10,802                         $10,322
4/96             $11,370                    $11,014                             $10,781                         $10,366
6/96             $11,484                    $11,119                             $10,886                         $10,458
8/96             $11,610                    $11,220                             $10,966                         $10,543
10/96            $11,833                    $11,429                             $11,157                         $10,703



                         Average Annual Total Return %
                     for the period ended October 31, 1996

                                                  Since
                             1 yr       3 yr     Inception

                   Class A   5.81%      4.41%     4.28%
                   Class B   5.02%      3.69%     3.52%

Past Performance is not indicative of future results. See Notes to Performance (page 17).

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

8                                                Investors Trust Government Fund
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                      FROM THE GOVERNMENT FUND SUB-ADVISER

                      BLACKROCK FINANCIAL MANAGEMENT, INC.
             PORTFOLIO MANAGERS: KEITH ANDERSON AND ANDREW PHILLIPS

       Q.  WHAT HAPPENED IN THE MARKET OVER THE PAST TWELVE MONTHS?

       A. Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets during the year ended October 31, 1996. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. However, the economic climate was altered significantly during mid-February, as data suggesting a pick-up in growth caused market participants to consider the potential for increased inflationary pressures.

            Economic growth continued to accelerate during the second quarter of 1996, as the sharp decline in interest rates throughout 1995 further stimulated spending and buoyed consumer confidence. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the quarter, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months to the 2.0%-2.5% level, which is considered the non-inflationary trendline pace for the U.S. economic growth. Softer economic data and continued moderation in the broad inflation measures during the third quarter allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

            Yields of most maturity Treasuries posted minimal net changes over the past twelve months. As an example, the yield of the 5-Year Treasury note ended October 1996 at 6.07%, 26 basis points higher than the October 31, 1995 closing yield of 5.81%. However, the modest net change in yield levels masks considerable intra-year movements. After falling to a low of 5.13% in mid-February, the yield of the 5-year Treasury rose to 6.82% in July in response to stronger economic data before rallying to 6.07% at the end of the period. The market for mortgage-backed securities (MBS) posted strong performance versus the broader investment grade bond market during 1996. Prepayments, as measured by the MBA Refinancing Index, displayed considerable stability as homeowners refinanced their mortgages at a relatively stable rate. An equally important contributor to mortgage performance was a strong technical environment, as new issue supply declined from its May peak. Additionally, financial institution demand for MBS increased in light of an overall scarcity of high quality fixed income products with a yield advantage over Treasuries.

--------------------------------------------------------------------------------

Investors Trust Government Fund                                                9
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       Q.  WHAT HAPPENED IN THE FUND DURING THE PAST SIX AND TWELVE MONTH
           PERIODS?

       A. The Fund entered the fiscal year with approximately a two-thirds allocation to mortgage-backed securities and maintained this exposure through the April 30 semi-annual period. During the past six months, however, BlackRock has taken on a defensive outlook on the mortgage market and the Fund's mortgage exposure has been reduced accordingly. The most significant reduction occurred in the adjustable rate mortgage (ARM) sector. After consistently maintaining between a 15% and 20% stake in ARMs in the first half of the fiscal year, the Fund eliminated its position over the past six months in response to price appreciation and tightening yield spreads. Within the mortgage pass-through sector, the Fund has emphasized seasoned pass-throughs over generic, or newly issued, pass-throughs by doubling its seasoned pass-through allocation between April 30, 1996 and October 31, 1996. The overall reduction in mortgage securities has allowed for an increase in the Fund's allocation to Treasuries and Agency bonds. In particular, the Fund has purchased 10- and 20-year Small Business Administration Loans (SBAs) and FHA Project Loans, both of which offer agency credit quality, attractive yield spreads over Treasuries and relatively strong prepayment protection.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. BlackRock maintains a positive view on the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. The decline in September job growth after two significant increases further supported the Fed's inaction. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to the favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

       Q.  HOW HAVE YOU POSITIONED THE FUND TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. As discussed above, the Fund has reduced the mortgage overweighting that had been in place through much of 1996 as BlackRock has adopted a less positive view of that sector. In addition to the tight yield spread levels at which mortgages are currently trading, our anticipation of a pick-up in interest rate volatility has led to the decision to underweight the mortgages. The Fund's remaining mortgage holdings emphasize seasoned securities, which are expected to provide more prepayment stability should interest rates decline significantly. Additionally, as of October 31, 1996 the Fund had taken a modestly aggressive duration stance, reflecting BlackRock's positive views on interest rates.

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10                                               Investors Trust Government Fund
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                               [graph goes here]



Performance of a $10,000 investment since inception of the Investors Trust Government Fund A Shares (9/8/93)




                  Lehman Brothers           Morningstar Government Bond -          Investors Trust
               Government Bond Index           General Fund Average           Government Fund - A Shares
              (ending value: $11,674)        (ending value: $11,294)            (ending value: $10,592)
9/8/93                  $10,000                       $10,000                        $10,000
10/93                   $10,076                       $10,044                        $ 9,940
12/93                   $10,004                       $10,005                        $ 9,910
2/94                    $ 9,926                       $ 9,948                        $ 9,853
4/94                    $ 9,626                       $ 9,666                        $ 9,480
6/94                    $ 9,592                       $ 9,623                        $ 9,162
8/94                    $ 9,770                       $ 9,759                        $ 9,248
10/94                   $ 9,626                       $ 9,635                        $ 9,029
12/94                   $ 9,667                       $ 9,656                        $ 9,060
2/95                    $10,058                       $ 9,996                        $ 9,321
4/95                    $10,254                       $10,156                        $ 9,470
6/95                    $10,750                       $10,530                        $ 9,842
8/95                    $10,835                       $10,612                        $ 9,904
10/95                   $11,106                       $10,825                        $10,091
12/95                   $11,439                       $11,094                        $10,350
2/96                    $11,274                       $10,974                        $10,255
4/96                    $11,109                       $10,844                        $10,128
6/96                    $11,233                       $10,928                        $10,189
8/96                    $11,236                       $10,939                        $10,186
10/96                   $11,674                       $11,294                        $10,592



                         Average Annual Total Return %
                     for the period ended October 31, 1996

                                                   Since
                                1 yr      3yr    Inception
                  Class A       4.80%    2.09%     1.79%



                               [graph goes here]



Performance of a $10,000 investment since inception of the Investors Trust Government Fund B Shares (4/22/87)

                         Average Annual Total Return %
                     for the period ended October 31, 1996

                                                   Since
                                1 yr      3yr    Inception
                  Class B       4.00%    1.35%     6.70%





                    Lehman Brothers           Morningstar Government Bond -          Investors Trust
                 Government Bond Index           General Fund Average           Government Fund - B Shares
                (ending value: $20,979)        (ending value: $18,687)            (ending value: $18,162)
4/22/87                   $10,000                       $10,000                        $10,000
10/31/87                  $ 9,933                       $ 9,839                        $10,130
4/30/88                   $10,378                       $10,313                        $10,708
10/31/88                  $10,899                       $10,767                        $11,240
4/30/89                   $11,160                       $10,961                        $11,383
10/31/89                  $12,210                       $11,794                        $12,318
4/30/90                   $12,089                       $11,772                        $12,451
10/31/90                  $12,935                       $12,495                        $13,248
4/30/91                   $13,869                       $13,327                        $14,133
10/31/91                  $14,827                       $14,217                        $15,113
4/30/92                   $15,311                       $14,632                        $15,441
10/31/92                  $16,358                       $15,431                        $16,283
4/30/93                   $17,488                       $16,267                        $17,119
10/31/93                  $18,506                       $16,917                        $17,826
4/30/94                   $17,680                       $16,281                        $16,918
10/31/94                  $17,678                       $16,230                        $16,047
4/30/95                   $18,833                       $17,106                        $16,807
10/31/95                  $20,397                       $18,234                        $17,843
4/30/96                   $20,403                       $18,265                        $17,801
10/31/96                  $21,441                       $19,023                        $18,583



Past performance is not indicative of future results. See Notes to Performance (page 17).


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

Investors Trust Tax Free Fund                                                 11
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                       FROM THE TAX FREE FUND SUB-ADVISER

                         BROWN BROTHERS HARRIMAN & CO.
                      PORTFOLIO MANAGER: BARBARA BRINKLEY

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Slow growth and falling interest rates at the end of 1995 planted the seeds for a rebounding economy in the spring of 1996. Brisk economic activity, tightening labor markets and rising oil prices heightened inflationary concerns and provoked expectations of a more restrictive monetary policy, causing bond prices to sink at mid-year. More recently, the resultant rise in mortgage rates and burgeoning personal debt levels have slowed consumer spending, while weaker government spending and a widening trade gap have restrained GDP growth. As evidence of a slower economic pace has unfolded, bond prices have rallied.

            During our fiscal year, Aaa municipal yields first sank by 30-35 basis points through January; rose 55-65 basis points through June; then fell by 25 basis points through October, 1996. For the fiscal period, Aaa municipal yields are 5-10 basis points higher for 2-10 year maturities and 5-10 basis points lower for maturities beyond 10 years.

            Intermediate and longer maturity municipals performed well relative to comparable maturity taxable securities. As tax reform worries dissipated and modestly higher yields provoked strong investor demand for tax-sheltered income, the yield ratios of municipals to treasuries dropped to their lowest levels in a year.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. The U.S. economy is in the midst of a slowdown in real GDP growth, from nearly 5% in the second quarter to less than 2% in the third and fourth quarters, 1996. Consumer spending and government spending have weakened after a second quarter surge, while a widening trade gap is also restraining GDP. Resilient housing activity, and support from capital spending and inventory investment, will cushion some of the slowdown we expect in other sectors. Overall, inflation should remain around 3%. Should growth muddle along at the 1%-2% pace we project, the Fed's next move may be to ease monetary policy at some point in 1997.

       Q.  HOW HAVE YOU POSITIONED THE FUND TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. The portfolio is now positioned with a duration that is moderately longer than the portfolio's "neutral point" to benefit from the lower interest rate environment we anticipate in the coming quarters. The portfolio's duration is 6.6 years, or 110% of duration neutrality, which is 6 years. Portfolio issues are concentrated in 7-20 year maturities to lock in the high

--------------------------------------------------------------------------------

12                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------
       tax free yields of the steepest part of the yield curve, and to benefit from lower yields and from "rolling down the yield curve" over time. Our average coupon is over 7%.

            We prefer call-protected premium coupons for their greater tax-free yields to maturity, and their more defensive characteristics. Further, they avoid the unfavorable tax effects of market discount bonds. Our average credit quality is Aa+, with over 65% of the portfolio backed by U.S. Treasury securities held in escrow. Our high credit quality and broad geographical diversification are designed to protect against "event risk" that could arise from a local economic/political development or from a natural disaster. We manage our sales transactions to avoid incurring net capital gains tax liability. We have no derivatives or alternative minimum tax bonds in the Fund's portfolio.



                               [graph goes here]



Performance of a $10,000 investment since inception of the Investors Trust Tax Free Fund (9/8/93)




             Lehman Brothers 10-Year General        Investors Trust              Investors Trust       Morningstar Municipal Bond -
            Obligation Municipal Bond Index    Tax Free Fund - A Shares     Tax Free Fund - B Shares      National Fund Average
                (ending value: $11,775)        (ending value: $11,621)      (ending value: $11,582)      (ending value: $11,396)
9/8/96                    $10,000                   $10,000                         $10,000                    $10,000
10/93                     $10,138                   $10,054                         $10,043                    $10,128
12/93                     $10,278                   $10,162                         $10,147                    $10,226
2/94                      $10,081                   $10,011                         $ 9,983                    $10,094
4/94                      $ 9,830                   $ 9,712                         $ 9,673                    $ 9,763
6/94                      $ 9,854                   $ 9,795                         $ 9,743                    $ 9,795
8/94                      $10,061                   $ 9,998                         $ 9,940                    $ 9,973
10/94                     $ 9,788                   $ 9,753                         $ 9,697                    $ 9,689
12/94                     $ 9,755                   $ 9,793                         $ 9,737                    $ 9,711
2/95                      $10,288                   $10,296                         $10,236                    $10,202
4/95                      $10,453                   $10,432                         $10,371                    $10,299
6/95                      $10,710                   $10,614                         $10,561                    $10,495
8/95                      $11,012                   $10,809                         $10,746                    $10,673
10/95                     $11,205                   $10,946                         $10,892                    $10,870
12/95                     $11,427                   $11,289                         $11,223                    $11,148
2/96                      $11,521                   $11,339                         $11,272                    $11,148
4/96                      $11,325                   $11,096                         $11,041                    $10,963
6/96                      $11,387                   $11,211                         $11,155                    $11,061
8/96                      $11,505                   $11,406                         $11,338                    $11,154
10/96                     $11,775                   $11,621                         $11,562                    $11,396

                         Average Annual Total Return %
                     for the period ended October 31, 1996

                                                   Since
                                1 yr      3yr    Inception
                  Class A       6.13%    4.94%     4.88%
                  Class B       6.12%    4.80%     4.71%




Past performance is not indicative of future results. See Notes to Performance (page 17).



--------------------------------------------------------------------------------

Investors Trust Value Fund                                                    13
--------------------------------------------------------------------------------

                        FROM THE VALUE FUND SUB-ADVISER

                      DUFF & PHELPS INVESTMENT MANAGEMENT
                         PORTFOLIO MANAGER: CARL FAUST

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. The stock market experienced another good year with the S&P 500 up 24.2% for the year and 9.1% over the six months ended 10/31/96. The past 6 months could be characterized as a turbulent period in which the equity markets experienced a flight to quality based on concerns regarding economic growth and inflation. While the markets experienced a modest correction, ranging from 3-9% in July, most markets recovered in August and September as signs of slower economic growth became more evident.

       Q.  WHAT HAPPENED IN THE FUND DURING THE PAST SIX AND TWELVE MONTHS?

       A. We have taken larger positions in companies for which we have a high degree of confidence. These larger positions benefited the fund (General Electric, Chase Manhattan).

            The best and worst performing stocks held throughout the year:


             12 Months                                  6 Months
---------------------------------   -----------------------------------------
     Best                Worst               Best                  Worst
--------------     --------------   -----------------   ---------------------

Intel     +57%     MASCO     +11%   Intel        +62%   May Dept. Store   -7%
Gillette  +54%     AMEX      +15%   Compaq       +48%   Pepsi             -6%
MBNA      +53%     Mobil     +15%   MBNA         +33%   Halliburton       -1%
GE        +52%     Exxon     +16%   Campbell     +28%   Mobil             +1%


       Q.  WHAT IS YOUR CURENT MARKET OUTLOOK?

       A. We expect growth will slow during the balance of 1996 leading to slower profit growth in 1997. We also expect inflation to increase modestly to 2.9% in 1996 from just 2.5% in 1995. The Federal Reserve may be forced to raise interest rates in late 1996 or early 1997 based on economic growth and higher inflation.

            As this is written, the stock market is slightly under-valued relative to the fixed income markets. We expect investors will continue shifting toward high quality companies with consistent earnings growth prospects as profit growth slows in 1997.

       Q.  HOW HAVE YOU POSITIONED THE FUND TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. We have increased our overweighting in the defensive sector, mainly in the drug and household product industries. Drug companies should benefit from strong new product pipelines, favorable demographics and less turmoil on the legislative front. We increased our

--------------------------------------------------------------------------------

14                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

       overweighting in diversified chemical and industrial companies and moved away from aluminum and steel companies.

            We are underweighted in both energy and interest sensitive sectors. Going forward, energy related stocks are unlikely to outperform the S&P 500 due to deregulation and unsustainable high energy prices. Within the interest sensitive sector, we remain attracted to bank stocks. Chase Manhattan remains a significant position in the fund and continues to benefit from improving fundamentals and the merger with Chemical Bank.

            Our emphasis on large capitalization, high quality companies with consistent earnings growth prospects should continue delivering strong relative performance. The portfolio should also benefit from a continued reduction in the overall number of holdings and increased positions in stocks in which we have the highest degree of confidence.


                               [graph goes here]


Performance of a $10,000 investment since inception of the Investors Trust Value Fund (9/8/93)


        Standard & Poor's    Investors Trust Value     Investors Trust Value      Morningstar Equity Income
         500 Stock Index         Fund-A Shares             Fund-B Shares                 Fund Average
    (ending value: $16,500)  (ending value: $15,162)   (ending value: $14,847)    (ending value: $14,539)
9/8/96        $10,000               $10,000                   $10,000                       $10,000
10/93         $10,128               $10,173                   $10,187                       $10,119
12/93         $10,156               $10,141                   $10,147                       $10,127
2/94          $10,213               $ 9,967                   $ 9,960                       $10,144
4/94          $ 9,895               $ 9,722                   $ 9,690                       $ 9,857
6/94          $ 9,808               $ 9,595                   $ 9,561                       $ 9,792
8/94          $10,545               $10,093                   $10,044                       $10,360
10/94         $10,527               $10,141                   $10,075                       $10,237
12/94         $10,288               $ 9,972                   $ 9,902                       $ 9,940
2/95          $10,966               $10,557                   $10,469                       $10,455
4/95          $11,619               $11,073                   $10,964                       $10,928
6/95          $12,361               $11,517                   $11,383                       $11,382
8/95          $12,808               $11,778                   $11,641                       $11,781
10/95         $13,297               $12,316                   $12,140                       $12,050
12/95         $14,139               $12,919                   $12,724                       $12,882
2/96          $14,766               $13,462                   $13,232                       $13,297
4/96          $15,127               $13,700                   $13,460                       $13,604
6/96          $15,581               $13,986                   $13,732                       $13,845
8/96          $15,203               $13,720                   $13,457                       $13,702
10/96         $16,500               $15,162                   $14,847                       $14,539


                         Average Annual Total Return %
                     for the period ended October 31, 1996


                                                   Since
                                1 yr      3yr    Inception
                  Class A      23.10%    14.23%    14.13%
                  Class B      22.30%    13.38%    13.37%




Past performance is not indicative of future results. See Notes to Performance (page 17).



--------------------------------------------------------------------------------

Investors Trust Growth Fund                                                   15
--------------------------------------------------------------------------------

                        FROM THE GROWTH FUND SUB-ADVISER

                                VALUE LINE, INC.
                        PORTFOLIO MANAGER: ALAN HOFFMAN

       Q. WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS? WHAT HAPPENED IN THE FUND DURING THE PAST SIX AND TWELVE MONTHS?

       A. The defining characteristic of the equity markets over the last year has been volatility. While stock prices have generally moved higher over the period (recently setting new records for the major market indexes), there have been a few significant downdrafts, including the technology sell-off that commenced in the last quarter of 1995 and the overall market correction of this past summer.

            The Fund's performance reflected and amplified the general contour of the market. Because of our overweighted position in technology stocks, that sector helped the Fund significantly during periods of rising prices and hurt us during market selloffs. On balance, our technology exposure was a net positive over the past year.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. Recently released data support our forecast that the U.S. economy will continue on a track of moderate growth and relatively low interest and inflation rates. If there is a risk to this outlook, it's probably that it's too optimistic: there's some evidence that the economy is slowing, which could provoke the Federal Reserve to adopt a more accommodative monetary posture. All of this, of course, suggests a healthy environment for growth equities. And while we believe that the long-term direction for stocks--especially the high-quality growth names in which the Fund specializes--is up, market volatility will be a fact of life for the foreseeable future.

       Q.  HOW HAVE YOU POSITIONED THE FUND TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. We are almost fully invested in stocks ranked 1 or 2 by the Value Line Timeliness Ranking system, which has a 31-year record of identifying stocks that, as a group, tend to outperform the broad market averages. In terms of specific economic sectors, we have significant exposure to financial services and the health-care/drug area, and we continue to believe that high-tech stocks will form a structural foundation of the portfolio, reflecting those companies' importance in worldwide economic growth.

--------------------------------------------------------------------------------

16                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------



                               [graph goes here]



Performance of a $10,000 investment since inception of the Investors Trust Growth Fund (9/8/93)

          Standard & Poor's    Investors Trust Growth      Investors Trust Growth      Morningstar Growth
           500 Stock Index          Fund-A Shares               Fund-B Shares             Fund Average
      (ending value: $16,500)  (ending value: $15,632)     (ending value: $15,288)  (ending value: $15,190)
9/8/93        $10,000                 $10,000                     $10,000                   $10,000
10/93         $10,212                 $10,212                     $10,238                   $10,128
12/93         $10,435                 $10,424                     $10,343                   $10,156
2/94          $10,659                 $10,624                     $10,507                   $10,213
4/94          $ 9,847                 $ 9,800                     $10,058                   $ 9,895
6/94          $ 9,447                 $ 9,400                     $ 9,734                   $ 9,808
8/94          $10,394                 $10,323                     $10,475                   $10,545
10/94         $10,465                 $10,382                     $10,450                   $10,527
12/94         $10,322                 $10,228                     $10,155                   $10,288
2/95          $10,857                 $10,739                     $10,606                   $10,966
4/95          $11,273                 $11,143                     $11,119                   $11,619
6/95          $12,377                 $12,212                     $11,922                   $12,361
8/95          $13,292                 $13,103                     $12,627                   $12,808
10/95         $13,518                 $13,316                     $12,753                   $13,297
12/95         $13,589                 $13,364                     $13,297                   $14,139
2/96          $14,337                 $14,077                     $13,885                   $14,766
4/96          $14,646                 $14,374                     $14,529                   $15,127
6/96          $14,551                 $14,267                     $14,675                   $15,581
8/96          $14,539                 $14,243                     $14,320                   $15,203
10/96         $15,632                 $15,288                     $15,190                   $16,500



                         Average Annual Total Return %
                     for the period ended October 31, 1996

                                                   Since
                                1 yr      3yr    Inception
                  Class A      15.64%    15.25%    15.24%
                  Class B      14.81%    14.40%    14.43%




Past performance is not indicative of future results. See Notes to Performance (page 17).


--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  17
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE

  Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal values will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The total returns of classes A and B shown do not include any reduction for the maximum applicable sales charges. If total returns included the effects of these charges, the performance figures for each class would have been lower.

--------------------------------------------------------------------------------

18                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
LONG-TERM GOVERNMENT AGENCY SECURITIES                                      85.3
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-4.8
     9.000%, with various maturity dates to October 15, 2016
            (Cost $338,271)............................................               318,176       341,131
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (A)(B)-3.1
     7.500%, with various maturity dates to September 1, 2000
            (Cost $222,044)............................................               217,757       221,907
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
ADJUSTABLE RATE MORTGAGES (A)(B)(D)-15.0
     7.258%, with a maturity date of June 1, 2024......................               201,667       205,952
     7.351%, with a maturity date of January 1, 2023...................               125,426       126,857
     7.610%, with a maturity date of January 1, 2023...................               107,162       110,494
     7.812%, with a maturity date of August 1, 2023....................               193,067       198,558
     7.825%, with various maturity dates to January 1, 2024............               180,726       184,874
     7.987%, with a maturity date of August 1, 2023....................               228,313       235,591
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
       Adjustable Rate Mortgages
            (Cost $1,052,680)..........................................                           1,062,326
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (A)(B)(D)-6.8
     4.131%, with a maturity date of April 1, 2026.....................               271,554       267,098
     6.954%, with a maturity date of May 1, 2021.......................               206,502       211,728
                                                                                                 ----------
     Total Federal National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $471,409)............................................                             478,826
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (A)(B)(D)-55.6
     5.000%, with a maturity date of October 20, 2025..................               558,358       556,873
     5.500%, with a maturity date of November 20, 2024.................               243,284       244,425
     6.000%, with various maturity dates to April 20, 2024.............               355,709       355,592
     6.500%, with various maturity dates to August 20, 2025............             1,004,372     1,016,503

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Adjustable Rate Fund                                          19
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------

     7.000%, with various maturity dates to September 20, 2024.........               611,078       620,862
     7.125%, with various maturity dates to August 20, 2024............               617,748       630,445
     7.250%, with various maturity dates to September 20, 2023.........               503,302       512,770
                                                                                                 ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $3,806,202)..........................................                           3,937,470
                                                                                                 ----------
     Total Long-Term Government Agency Securities
            (Cost $5,890,606)..........................................                           6,041,660
                                                                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS                                          7.9
THE MONEY STORE HOME EQUITY TRUST (A)(B)(C)-2.0
     6.850%, with a maturity date of June 15, 2019.....................               140,000       139,737
                                                                                                 ----------
RESOLUTION TRUST CORPORATION MORTGAGE PASS-THROUGHS (A)(B)(C)-5.9
     8.000%, with a maturity date of September 25, 2021................               227,609       229,885
     9.000%, with a maturity date of September 25, 2028................               187,617       193,011
                                                                                                 ----------
                                                                                                    422,896
                                                                                                 ----------
     Total Collateralized Mortgage Obligations
            (Cost $559,723)............................................                             562,633
                                                                                                 ----------
ASSET-BACKED SECURITIES                                                      4.8
     Citibank Credit Card Master Trust, Zero Coupon February 7, 2003
       [Certificate Series 1996 1 Class A].............................               225,000       171,421
     Household Finance Corporation, 5.800%, May 20, 2008
       [1993-1 Class A2]...............................................                95,152        95,509
     Equicon Loan Trust, 5.850%, November 18, 2012
       [Series 1993-1 Class A].........................................                74,818        74,070
                                                                                                 ----------
     Total Asset-Backed Securities
            (Cost $345,642)............................................                             341,000
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                            % OF NET    NUMBER       MARKET
                                                                             ASSETS    OF SHARES   VALUE ($)
                                                                            --------   ---------   ----------
MONEY MARKET MUTUAL FUNDS                                                       1.6
     The Seven Seas Series Money Market Fund [Class A]....................               70,486        70,486
     The Seven Seas Series US Government Money Market Fund................               43,070        43,070
                                                                                                   ----------
     Total Money Market Mutual Funds
            (Cost $113,556)...............................................                            113,556
                                                                            --------               ----------
SUMMARY
     Total investments
            (Cost $6,909,527) (E).........................................     99.6                 7,058,849
     Other assets and liabilities, net....................................      0.4                    26,477
                                                                            --------               ----------
NET ASSETS................................................................    100.0                $7,085,326
                                                                            --------               ----------
                                                                            --------               ----------

------------
NOTES:
(A) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates have been aggregated for financial statement presentation purposes.
(B) Effective maturities for all securities may be shorter than indicated due to prepayments.
(C) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(D) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(E) See Note 3 in the notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                               21
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996

                                                                      % OF NET    PRINCIPAL       MARKET
                                                                       ASSETS    AMOUNT ($)     VALUE ($)
                                                                      --------   -----------   ------------
LONG-TERM GOVERNMENT AND AGENCY SECURITIES                              101.6
FEDERAL HOME LOAN MORTGAGE CORPORATION (A)(B)-27.6
      4.500%, with a maturity date of November 15, 2020.............               2,000,000      1,686,240
      5.500%, with a maturity date of December 1, 2008..............               4,320,770      4,108,750
      6.500%, with various maturity dates to February 1, 2026.......             113,299,057    111,523,995
      7.500%, with various maturity dates to October 1, 2026........              90,973,203     92,208,389
      9.000%, with a maturity date of December 1, 2014..............               3,507,071      3,684,318
     10.000%, with various maturity dates to December 1, 2020.......                 700,393        762,777
     10.500%, with various maturity dates to August 1, 2019.........                 253,264        278,456
     12.000%, with a maturity date of August 1, 2014................                   6,599          7,215
     12.500%, with various maturity dates to September 1, 2014......                 109,134        127,199
     13.000%, with a maturity date of January 1, 2013...............                  40,257         44,757
                                                                                               ------------
     Total Federal Home Loan Mortgage Corporation
            (Cost $215,745,359).....................................                            214,432,096
                                                                                               ------------
UNITED STATES TREASURY BONDS-11.4
      6.750%, with a maturity date of August 15, 2026...............              10,050,000     10,169,294
     11.625%, with a maturity date of November 15, 2002.............              61,500,000     78,268,590
                                                                                               ------------
     Total United States Treasury Bonds
            (Cost $87,326,739)......................................                             88,437,884
                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
REAL ESTATE MORTGAGE INVESTMENT CONDUITS [REMIC] (B)(C)-1.5
      8.400%, with a maturity date of August 25, 2019
       [Series 1989-54 Class E]
            (Cost $10,892,957)......................................              10,800,000     11,370,348
                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (A)(B)-6.3
      3.500%, with a maturity date of October 25, 2021..............              14,200,000     11,386,625
      6.500%, with various maturity dates to May 1, 2024............              10,179,941      9,815,322
      9.000%, with various maturity dates to July 1, 2021...........               3,090,977      3,272,021
     10.000%, with various maturity dates to June 1, 2025...........              22,211,444     24,462,951
                                                                                               ------------
     Total Federal National Mortgage Association
            (Cost $47,725,577)......................................                             48,936,919
                                                                                               ------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET    PRINCIPAL       MARKET
                                                                       ASSETS    AMOUNT ($)     VALUE ($)
                                                                      --------   -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION MEDIUM TERM NOTES-15.6
     10.450%, with a maturity date of October 13, 2015..............              10,000,000     13,621,800
     11.875%, with a maturity date of May 19, 2000..................              40,000,000     47,195,600
     12.000%, with a maturity date of November 13, 2000 (D).........              50,000,000     60,273,500
                                                                                               ------------
     Total Federal National Mortgage Association
       Medium Term Notes
            (Cost $120,542,600).....................................                            121,090,900
                                                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-13.1
      6.500%, with various maturity dates to April 15, 2024.........              20,673,188     19,906,574
      7.000%, with various maturity dates to April 15, 2026.........              38,124,552     37,481,176
      8.000%, with various maturity dates to March 15, 2026.........              38,453,126     39,501,290
      8.500%, with various maturity dates to March 15, 2023.........                 825,864        861,233
      9.000%, with a maturity date of May 15, 2013..................                 247,932        265,788
      9.500%, with various maturity dates to December 15, 2017......               3,073,743      3,349,189
     10.500%, with various maturity dates to December 15, 2019......                 111,676        124,391
     12.500%, with a maturity date of April 15, 2015................                  16,117         19,103
                                                                                               ------------
     Total Government National Mortgage Association
            (Cost $100,523,354).....................................                            101,508,744
                                                                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATE (B)(C)-0.4
      9.500%, with a maturity date of January 15, 2019
       [Series 38 Class C]
            (Cost $3,584,463).......................................               3,490,736      3,553,988
                                                                                               ------------
FINANCING CORPORATION-5.4
      9.650%, with a maturity date of November 2, 2018..............               2,020,000      2,602,326
     10.700%, with a maturity date of October 6, 2017...............              28,165,000     39,325,381
                                                                                               ------------
     Total Financing Corporation
            (Cost $37,252,781)......................................                             41,927,707
                                                                                               ------------
UNITED STATES TREASURY NOTES-5.7
      6.500%, with various maturity dates to October 15, 2006
            (Cost $43,343,026)......................................              43,620,000     44,232,984
                                                                                               ------------
SMALL BUSINESS ADMINISTRATION NOTES (B)-7.2
      6.950%, with a maturity date of September 1, 2015.............              11,813,940     11,784,406
      7.350%, with a maturity date of August 1, 2005................              12,580,000     12,737,250
      7.550%, with a maturity date of June 1, 2016..................               8,393,000      8,608,071

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                               23
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET    PRINCIPAL       MARKET
                                                                       ASSETS    AMOUNT ($)     VALUE ($)
                                                                      --------   -----------   ------------

      7.600%, with a maturity date of May 1, 2016...................               4,000,000      4,090,000
      7.700%, with a maturity date of July 1, 2016..................               6,000,000      6,189,375
      8.100%, with a maturity date of March 1, 2015.................               9,561,253     10,003,461
      8.500%, with a maturity date of January 1, 2015...............               2,341,108      2,505,717
                                                                                               ------------
     Total Small Business Administration Notes
            (Cost $55,424,616)......................................                             55,918,280
                                                                                               ------------
FEDERAL HOUSING ADMINISTRATION PROJECT LOANS (B)(H)-6.6
      7.875%, with various maturity dates to January 1, 2038........              14,142,756     14,150,954
      7.900%, with a maturity date of September 1, 2037.............               7,719,100      7,706,074
      8.000%, with a maturity date of July 1, 2037..................               5,680,346      5,708,748
      8.250%, with a maturity date of September 1, 2034.............               5,271,183      5,398,846
      8.500%, with various maturity dates to September 25, 2037.....              10,243,200     10,377,642
      8.750%, with a maturity date of June 25, 2035.................               4,193,281      4,364,943
      9.250%, with a maturity date of March 1, 2037.................               3,051,950      3,238,882
                                                                                               ------------
     Total Federal Housing Administration Project Loans
            (Cost $50,179,047)......................................                             50,946,089
                                                                                               ------------
NEW YORK CITY MORTGAGE LOAN TRUST (C)-0.8
      6.750%, with a maturity date of June 25, 2006
            (Cost $6,116,533).......................................               6,314,043      6,289,379
                                                                                               ------------
     Total Long-Term Government and Agency Securities
            (Cost $778,657,052).....................................                            788,645,318
                                                                                               ------------

SHORT TERM INVESTMENTS                                                    0.3
FEDERAL HOME LOAN BANK DISCOUNT NOTE-0.3
      5.450% (G), with a maturity date of November 1, 1996
            (Cost $2,495,000).......................................               2,495,000      2,495,000
                                                                                               ------------
     Total Short Term Investments
            (Cost $2,495,000).......................................                              2,495,000
                                                                      --------                 ------------
SUMMARY
     Total investments before outstanding options written on futures
       contracts (Cost $781,152,052) (E)............................    101.9                   791,140,318

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET    PRINCIPAL       MARKET
                                                                       ASSETS    AMOUNT ($)     VALUE ($)
                                                                      --------   -----------   ------------

OUTSTANDING OPTIONS WRITTEN ON FUTURES CONTRACTS                          0.0
     186 contracts of call options written on United States Treasury
       Bond Futures at $114 expiring 11/16/96 (Premiums received
       $210,994)....................................................                               (116,250)
                                                                                               ------------
SUMMARY
     Total investments, net of outstanding options written on
       futures contracts............................................    101.9                   791,024,068
     Other assets and liabilities, net..............................     (1.9)                  (14,718,513)
                                                                      --------                 ------------
NET ASSETS..........................................................    100.0                  $776,305,555
                                                                      --------                 ------------
                                                                      --------                 ------------

------------
NOTES:
(A) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates, have been aggregated for financial statement presentation purposes.
(B) Effective maturities for all securities may be shorter than indicated due to prepayments.
(C) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.

(D)  Collateral for open futures and options contracts (Note 3).
(E) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).
(F)  At October 31, 1996, open futures contracts sold short were as follows:

    CONTRACTS                                                     EXPIRATION      MARKET        UNREALIZED
      SOLD                        DESCRIPTION                        DATE          VALUE       DEPRECIATION
    ---------   -----------------------------------------------   -----------   -----------    ------------
      178       U.S. Treasury Bond Futures                          Dec. 96     $20,114,000     $ (882,598)
                                                                                -----------    ------------
                                                                                -----------    ------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                               25
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

(G)   Yield to maturity, unaudited.
(H) Federal Housing Administration ("FHA") project loans--These securities are pass-throughs or participation certificates backed by the U.S. Department of Housing and Urban Development ("HUD"). Although HUD insures the project loan collateral, it does not guarantee timely payment of principal and interest on the securities. Project loans held by the Fund are structured as Construction Loan Certificates/Permanent Loan Certificates ("CLCs/PLCs"). The Fund purchases a project loan by committing to fund construction costs on a monthly basis until the project is built (CLCs). As of October 31, 1996, the Fund had project loan---CLC payables of $22,762,906 as stated in the Statement of Assets and Liabilities. When construction is completed, the Fund's cumulative monthly construction financing payments are rolled into permanent mortgages on the buildings
      (PLCs). As of October 31, 1996, the Fund held $16,726,525 of PLCs.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------
LONG-TERM MUNICIPAL INVESTMENTS                                           98.1
ALABAMA-0.3
     Birmingham Alabama North Medical Clinic Board Revenue,
       6.625%, April 1, 2000*..........................................              75,000         80,382
                                                                                               -----------
ALASKA-0.1
     North Slope Borough Alaska, 10.000%, June 30, 2001* (a)...........              30,000         36,766
                                                                                               -----------
ARIZONA-0.8
     Maricopa County Arizona, 6.250%, July 1, 2002 (a).................             175,000        189,700
                                                                                               -----------
ARKANSAS-2.8
     Arkansas Housing Development Agency,
       8.375%, July 1, 2010*...........................................             250,000        307,678
     Arkansas Housing Development Agency,
       8.375%, July 1, 2011*...........................................             205,000        267,697
     Pulaski County Arkansas Hospital Revenue,
       9.250%, March 1, 2010*..........................................             105,000        135,051
                                                                                               -----------
                                                                                                   710,426
                                                                                               -----------
CALIFORNIA-4.8
     California State, 8.750%, May 1, 2004.............................             110,000        136,902
     Sacramento California Municipal Utility District Electric Revenue,
       9.000%, April 1, 2013 [Series M]*...............................             620,000        816,459
     San Diego California Hospital Revenue,
       8.875%, February 1, 2011*.......................................             210,000        268,739
                                                                                               -----------
                                                                                                 1,222,100
                                                                                               -----------
COLORADO-3.4
     Colorado Springs Utilities Revenue,
       8.500%, November 15, 2011*......................................             100,000        126,916
     Denver Colorado City and County Single-Family Mortgage Revenue,
       7.000%, August 1, 2010 [Series 1978A]*..........................             475,000        537,097
     Loveland Colorado, 8.875%, November 1, 2005*......................             165,000        205,689
                                                                                               -----------
                                                                                                   869,702
                                                                                               -----------
CONNECTICUT-4.9
     Connecticut State Health and Educational Facility Authority,
       7.000%, July 1, 2012*...........................................             725,000        816,154
     Connecticut State Housing Finance Authority,
       6.050%, May 15, 2014............................................             410,000        417,987
                                                                                               -----------
                                                                                                 1,234,141
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 27
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

DELAWARE-0.9
     Delaware Transportation Authority Transportation Systems Revenue,
       6.100%, July 1, 2002............................................             110,000        117,913
     Georgetown Delaware, 6.800%, June 1, 2001** (a)...................             100,000        109,382
                                                                                               -----------
                                                                                                   227,295
                                                                                               -----------
FLORIDA-6.9
     Broward County Florida General Obligation,
       6.200%, January 1, 2007 [Series C]..............................              25,000         26,687
     Dade County Florida Health Facilities Authority Hospital Revenue,
       6.400%, May 1, 2001* (a)........................................             100,000        108,297
     Florida State, Turnpike-Department of Transportation, Broward
       County Expressway, 10.000%, July 1, 2014........................             235,000        352,808
     Florida State, Department of General Services, Broward County
       Expresssway Revenue, 6.500%, July 1, 2003 [Series A]............             675,000        690,134
     Florida State, Jacksonville Transportation Authority,
       5.900%, July 1, 2004............................................             200,000        213,032
     Gainesville Florida Utilities Systems Revenue,
       8.125%, October 1, 2014*........................................             175,000        219,952
     Jacksonville Florida Electric Authority Revenue,
       6.500%, October 1, 2003 [Series 10].............................             135,000        148,365
                                                                                               -----------
                                                                                                 1,759,275
                                                                                               -----------
GEORGIA-2.3
     Clarke County Georgia Hospital Authority Revenue,
       9.875%, January 1, 2006* (a)....................................              80,000        105,286
     Columbus Georgia Medical Center Hospital Authority Revenue,
       7.750%, July 1, 2010*...........................................             285,000        341,276
     Gwinnett County Georgia Water and Sewage Authority Water Revenue,
       9.600%, October 1, 2004*........................................             115,000        145,145
                                                                                               -----------
                                                                                                   591,707
                                                                                               -----------
HAWAII-0.9
     Honolulu Hawaii City and County,
       7.250%, July 1, 2002............................................             200,000        226,210
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------
IDAHO-2.4
     Idaho Falls Idaho Electric Revenue,
       10.375%, April 1, 2007**........................................             425,000        605,255
                                                                                               -----------
ILLINOIS-4.9
     Chicago Illinois Motor Fuel Tax Revenue,
       6.500%, January 1, 2001** (a)...................................              20,000         21,511
     Chicago Illinois Public Building Revenue,
       7.500%, January 1, 2002* (a)....................................             500,000        542,965
     Chicago Illinois Wastewater Transmission Revenue,
       6.300%, January 1, 2003** (a)...................................              20,000         21,983
     Des Plaines Illinois Hospital Facility Revenue,
       10.750%, July 1, 2002**.........................................             115,000        149,713
     Schaumburg Illinois, 6.000%, December 1, 2005.....................             430,000        453,676
     Waukegan Illinois Water and Sewer Revenue,
       7.500%, May 1, 2006*............................................              50,000         58,658
                                                                                               -----------
                                                                                                 1,248,506
                                                                                               -----------
INDIANA-2.0
     Highland Indiana School Building Corporation,
       7.000%, January 15, 2002**......................................             400,000        450,864
     Indiana University Revenue,
       10.125%, July 1, 2001 [Series N]**..............................              35,000         43,167
                                                                                               -----------
                                                                                                   494,031
                                                                                               -----------
IOWA-4.4
     Muscatine Iowa Electric Revenue,
       9.700%, January 1, 2013*........................................             815,000      1,112,230
                                                                                               -----------
KENTUCKY-1.4
     Kentucky State Turnpike Authority Economic Development,
       5.625%, July 1, 2010 (a)........................................             355,000        363,119
                                                                                               -----------
LOUISIANA-2.8
     Jefferson Parish Louisiana Hospital Service,
       7.250%, January 1, 2009*........................................             625,000        706,756
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 29
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

MAINE-0.8
     Maine Municipal Bond Bank, 7.100%, November 1, 1999 [Series D]**..              10,000         10,964
     Maine Municipal Bond Bank, 7.200%, November 1, 2000 [Series B]**..              65,000         72,650
     Maine Municipal Bond Bank Sewer and Water Revenue,
       7.200%, November 1, 2001 [Series A]**...........................             100,000        113,522
                                                                                               -----------
                                                                                                   197,136
                                                                                               -----------
MASSACHUSETTS-4.7
     Massachusetts Bay Transportation Authority,
       7.250%, March 1, 2003 [Series A] (a)............................             100,000        109,944
     Massachusetts State, 6.750%, August 1, 2009 [Series C] (a)........             250,000        276,820
     Massachusetts State Port Authority Revenue,
       13.000%, July 1, 2013*..........................................             475,000        800,674
                                                                                               -----------
                                                                                                 1,187,438
                                                                                               -----------
MICHIGAN-2.4
     Michigan State Hospital Finance Authority Revenue,
       7.125%, May 1, 2009*............................................             335,000        378,969
     Michigan State Hospital Finance Authority Revenue,
       9.000%, May 1, 2008*............................................             170,000        220,539
                                                                                               -----------
                                                                                                   599,508
                                                                                               -----------
MINNESOTA-1.4
     Rochester Minnesota Health Care Facilities Revenue,
       6.250%, November 15, 2014.......................................             300,000        316,245
     Western Minnesota Municipal Power Agency, Minnesota Power Supply,
       10.250%, January 1, 1999 [Series A]** (a).......................              25,000         28,120
                                                                                               -----------
                                                                                                   344,365
                                                                                               -----------
MISSISSIPI-1.0
     Mississippi State, 6.200%, February 1, 2008*......................             225,000        245,605
                                                                                               -----------
MISSOURI-0.1
     Lees Summit Missouri Water and Sewer Revenue,
       10.000%, July 1, 2000 [Series 1984 A]** (a).....................              20,000         23,722
                                                                                               -----------
NEVADA-0.7
     Clark County Nevada School District, 8.250%, May 1, 2000..........             150,000        168,168
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

NEW HAMPSHIRE-0.1
     New Hampshire Municipal Bond Bank State Guaranteed,
       6.800%, January 15, 2000 [Series B]**...........................              25,000         27,236
                                                                                               -----------
NEW JERSEY-1.2
     Atlantic County New Jersey Improvement Authority Lease Revenue,
       7.400%, March 1, 2012* (a)......................................             170,000        201,681
     New Jersey Economic Development Authority Market,
       7.000%, July 1, 2004 (a)........................................             100,000        113,074
                                                                                               -----------
                                                                                                   314,755
                                                                                               -----------
NEW MEXICO-2.6
     Farmington New Mexico Power Revenue,
       9.875%, July 1, 2005**..........................................             400,000        538,568
     Farmington New Mexico Utility Systems Revenue,
       9.875%, January 1, 2008* (a)....................................             100,000        132,180
                                                                                               -----------
                                                                                                   670,748
                                                                                               -----------
NEW YORK-7.2
     New York City, 6.000%, August 1, 2006* (a)........................             300,000        305,517
     New York State, 7.100%, March 1, 2001**...........................              50,000         55,803
     New York State Dormitory Authority Revenue,
       7.375%, July 1, 2016*...........................................             315,000        370,371
     New York State Dormitory Authority Revenue,
       7.500%, May 15, 2011............................................             165,000        192,758
     New York State Environmental Facilities Corporation,
       6.800%, November 15, 2010.......................................             200,000        226,560
     New York State Housing Finance Agency,
       6.400%, November 1, 2003 [Series A]*............................             175,000        186,095
     New York State Local Government Assistance,
       6.750%, April 1, 2002 [Series A]................................              45,000         48,961
     New York State Local Government Assistance,
       7.250%, April 1, 2007...........................................             350,000        391,800
     New York State Local Government Assistance Corporation,
       6.000%, April 1, 2005 [Series C]................................              50,000         53,065
                                                                                               -----------
                                                                                                 1,830,930
                                                                                               -----------
NORTH CAROLINA-3.8
     North Carolina Municipal Power Agency Number One Catawba, 10.500%,
       January 1, 2010*................................................             685,000        954,993
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 31
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

OHIO-2.2
     Columbus Ohio, 5.250%, September 15, 2011.........................             270,000        268,604
     Columbus Ohio, 6.000%, July 1, 2008 [Series 2]....................              50,000         52,274
     Ohio State Water Development Authority Revenue,
       7.000%, December 1, 2009* (a)...................................             200,000        228,094
                                                                                               -----------
                                                                                                   548,972
                                                                                               -----------
PENNSYLVANIA-5.4
     Allegheny County Pennsylvania Hospital Development Authority,
       7.375%, July 1, 2012 [Series N]*................................             150,000        174,831
     Pennsylvania Intergovernmental Cooperative Authority,
       6.800%, June 15, 2002**.........................................              50,000         55,418
     Pennsylvania State Turnpike Commission Turnpike Revenue,
       7.150%, December 1, 2001 [Series J]** (a).......................              25,000         28,390
     Philadelphia Pennsylvania Hospitals and Higher Education
       Facilities, 6.500%, February 15, 2002 [Series A]**..............             325,000        358,459
     Philadelphia Pennsylvania Hospitals Authority Revenue,
       9.875%, July 1, 2005**..........................................             170,000        228,033
     Philadelphia Pennsylvania Regional Port Authority Lease Revenue,
       7.150%, August 1, 2000** (a)....................................              30,000         32,820
     Pittsburgh Pennsylvania Water and Sewer Authority, Water and
       Sewer, 7.250%, September 1, 2014*...............................             425,000        493,863
                                                                                               -----------
                                                                                                 1,371,814
                                                                                               -----------
PUERTO RICO-1.5
     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       10.250%, July 1, 2009*..........................................             270,000        374,131
                                                                                               -----------
RHODE ISLAND-3.1
     Convention Center Authority Rhode Island Revenue,
       6.300%, May 15, 2001 [Series A]** (a)...........................              45,000         49,026
     Convention Center Authority Rhode Island Revenue,
       6.700%, May 15, 2001 [Series A]** (a)...........................             625,000        690,863
     Rhode Island Depositors Economic Protection,
       7.100%, August 1, 2001 [Series A]** (a).........................              35,000         39,400
                                                                                               -----------
                                                                                                   779,289
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

SOUTH CAROLINA-2.9
     South Carolina State Public Service Authority Revenue,
       6.500%, July 1, 2002 [Series D]** (a)...........................             195,000        217,021
     Spartanburg South Carolina Waterworks Revenue,
       6.000%, June 1, 2005............................................             500,000        528,120
                                                                                               -----------
                                                                                                   745,141
                                                                                               -----------
TENNESSEE-0.3
     Metropolitan Government Nashville and Davidson,
       9.600%, July 1, 2005 [Series N]*................................              65,000         86,312
                                                                                               -----------
TEXAS-4.0
     Arlington Texas Independent School District,
       5.900%, February 15, 2003.......................................             350,000        369,271
     Austin Texas Utility Systems Revenue,
       7.250%, November 15, 2003.......................................              50,000         53,562
     Austin Texas Utility Systems Revenue,
       9.500%, May 15, 2000 [Series A]**...............................              65,000         75,718
     Austin Texas Utility Systems Revenue,
       10.750%, May 15, 2000**.........................................              30,000         36,146
     Austin Texas Utility Systems Revenue,
       11.125%, November 15, 1999**....................................              35,000         41,746
     Gulf Coast Waste Disposal Authority Texas,
       8.375%, June 1, 2005*...........................................             100,000        123,102
     Houston Texas Water Systems Revenue,
       7.300%, December 1, 2006*.......................................             100,000        118,385
     Lamar University Texas Revenue, 7.000%, April 1, 2006*............              35,000         40,319
     San Antonio Texas Water Revenue, 7.125%, May 1, 1999** (a)........              25,000         27,074
     Texas A&M University Revenue, 9.400%, June 1, 2004*...............              40,000         51,572
     Texas A&M University Revenue, 9.400%, June 1, 2006*...............              55,000         73,284
                                                                                               -----------
                                                                                                 1,010,179
                                                                                               -----------
UTAH-1.1
     Intermountain Power Agency Utah Power Supply,
       7.200%, July 1, 1999 [Series A]**...............................              10,000         10,930
     Utah State Municipal Finance Cooperative Local Government Revenue,
       7.000%, June 1, 2001** (a)......................................             250,000        277,980
                                                                                               -----------
                                                                                                   288,910
                                                                                               -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 33
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)    VALUE ($)
                                                                       --------   ----------   -----------

VIRGINIA-0.5
     Richmond Virginia Metropolitan Authority Expressway Revenue,
       7.000%, October 15, 2013* (a)...................................             115,000        126,816
                                                                                               -----------
WASHINGTON-4.4
     Municipality of Metropolitan Seattle Sewer Revenue,
       6.875%, January 1, 2000 [Series T]** (a)........................              40,000         43,639
     Snohomish County Washington Public Utility District
       Number 001, 6.375%, January 1, 2005*............................              20,000         21,697
     Washington State, 6.100%, February 1, 2005 [Series A].............             200,000        212,238
     Washington State Public Power Supply Systems Nuclear,
       5.300%, July 1, 2009 [Series C].................................             750,000        726,420
     Washington State Public Power Supply Systems Nuclear,
       7.200%, July 1, 2002 [Series B].................................             100,000        109,211
                                                                                               -----------
                                                                                                 1,113,205
                                                                                               -----------
WEST VIRGINIA-0.7
     Wood County West Virginia Building Commission Revenue,
       6.625%, January 1, 2006* (a)....................................             165,000        178,604
                                                                                               -----------
     Total Long-Term Municipal Investments
            (Cost $24,573,477).........................................                         24,865,578
                                                                       --------                -----------
SUMMARY
     Total investments
            (Cost $24,573,477) (b).....................................    98.1                 24,865,578
     Other assets and liabilities, net.................................     1.9                    487,506
                                                                       --------                -----------
NET ASSETS.............................................................   100.0                $25,353,084
                                                                       --------                -----------
                                                                       --------                -----------

------------
NOTES:

* Escrowed to maturity: Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.
** Prerefunded: Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.
(a)   The security is insured by either FGIC, MBIA, or AMBAC.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED):
     The composition of long-term municipal investments as a percentage of net assets, is as follows:


            S&P/MOODY'S RATING                       % OF NET ASSETS
     ---------------------------------               ---------------
                AAA or Aaa                                 71.5%
                 AA or Aa                                  18.5%
                     A                                      3.8%
                BBB or Baa                                  0.8%
     Unrated securities of comparable
        investment quality as above                         3.5%

     The Fund had insurance concentrations of 5% or greater as of October 31, 1996 (as a percentage of net assets) as follows:


                   MBIA                                     8.7%
                   AMBAC                                    7.6%

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                    35
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------
COMMON STOCKS                                                            99.6
BASIC INDUSTRIES-7.7
CHEMICALS-7.7%
     DuPont (EI) deNemours & Company................................                18,800      1,743,700
     Morton International, Incorporated.............................                10,300        405,563
     PPG Industries, Incorporated...................................                14,800        843,600
                                                                                              -----------
                                                                                                2,992,863
                                                                                              -----------
CAPITAL GOODS-9.9
AGRICULTURAL MACHINERY-1.3%
     Deere & Company................................................                12,500        521,875
                                                                                              -----------
ELECTRICAL EQUIPMENT-8.6%
     Emerson Electric Company.......................................                17,300      1,539,700
     General Electric Company.......................................                18,900      1,828,575
                                                                                              -----------
                                                                                                3,368,275
                                                                                              -----------
                                                                                                3,890,150
                                                                                              -----------
CONGLOMERATES-3.8
     Minnesota Mining & Manufacturing Company.......................                19,300      1,478,863
                                                                                              -----------
CONSUMER BASICS-26.9
DRUGS & HEALTH CARE-16.9%
     American Home Products Corporation.............................                20,100      1,231,125
     Bristol Myers Squibb Company...................................                13,500      1,427,625
     Eli Lilly & Company............................................                22,500      1,586,250
     Pfizer, Incorporated...........................................                14,700      1,216,425
     Schering Plough Corporation....................................                18,100      1,158,400
                                                                                              -----------
                                                                                                6,619,825
                                                                                              -----------
FOOD & BEVERAGES-4.7%
     Campbell Soup Company..........................................                 5,900        472,000
     CPC International, Incorporated................................                10,100        796,637
     PepsiCo, Incorporated..........................................                18,800        556,950
                                                                                              -----------
                                                                                                1,825,587
                                                                                              -----------
HOUSEHOLD PRODUCTS-5.3%
     Kimberly Clark Corporation.....................................                12,700      1,184,275
     Procter & Gamble Company.......................................                 8,900        881,100
                                                                                              -----------
                                                                                                2,065,375
                                                                                              -----------
                                                                                               10,510,787
                                                                                              -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

CONSUMER NON-DURABLE GOODS-11.2
COSMETICS & TOILETRIES-5.4%
     Avon Products, Incorporated....................................                19,500      1,057,875
     Gillette Company...............................................                14,100      1,053,975
                                                                                              -----------
                                                                                                2,111,850
                                                                                              -----------
PHOTOGRAPHY-2.1%
     Eastman Kodak Company..........................................                10,500        837,375
                                                                                              -----------
RETAIL TRADE-3.7%
     May Department Stores Company..................................                21,100        999,613
     Walgreen Company...............................................                11,900        449,225
                                                                                              -----------
                                                                                                1,448,838
                                                                                              -----------
                                                                                                4,398,063
                                                                                              -----------
ENERGY-9.1
INTERNATIONAL OIL-8.1%
     Exxon Corporation..............................................                 6,400        567,200
     Mobil Corporation..............................................                 5,000        583,750
     Royal Dutch Petroleum Company..................................                 5,700        942,637
     Texaco, Incorporated...........................................                10,600      1,077,225
                                                                                              -----------
                                                                                                3,170,812
                                                                                              -----------
PETROLEUM SERVICES-1.0%
     Halliburton Company............................................                 6,900        390,713
                                                                                              -----------
                                                                                                3,561,525
                                                                                              -----------
FINANCE-12.3
BANKS-9.1%
     Chase Manhattan Corporation....................................                22,400      1,920,800
     National City Corporation......................................                37,700      1,635,237
                                                                                              -----------
                                                                                                3,556,037
                                                                                              -----------
FINANCIAL SERVICES-2.3%
     American Express Company.......................................                 8,100        380,700
     MBNA Corporation...............................................                13,650        515,287
                                                                                              -----------
                                                                                                  895,987
                                                                                              -----------
INSURANCE-0.9%
     American International Group, Incorporated.....................                 3,500        380,188
                                                                                              -----------
                                                                                                4,832,212
                                                                                              -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                    37
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

GENERAL BUSINESS-0.9
NEWSPAPERS-0.9%
     Gannett Company, Incorporated..................................                 4,800        364,200
                                                                                              -----------
SHELTER-3.0
CONSTRUCTION MATERIALS-3.0%
     Masco Corporation..............................................                37,000      1,160,875
                                                                                              -----------
TECHNOLOGY-14.8
AEROSPACE-3.8%
     Boeing Company.................................................                15,600      1,487,850
                                                                                              -----------
COMPUTERS & BUSINESS EQUIPMENT-5.6%
     Cisco Systems, Incorporated (a)................................                 9,100        563,062
     Compaq Computer Corporation (a)................................                 6,100        424,713
     Pitney Bowes, Incorporated.....................................                21,400      1,195,725
                                                                                              -----------
                                                                                                2,183,500
                                                                                              -----------
ELECTRONICS-2.5%
     Intel Corporation..............................................                 9,000        988,875
                                                                                              -----------
SOFTWARE-2.9%
     Microsoft Corporation (a)......................................                 5,300        727,425
     Oracle Systems Corporation (a).................................                10,000        423,124
                                                                                              -----------
                                                                                                1,150,549
                                                                                              -----------
                                                                                                5,810,774
                                                                                              -----------
     Total Common Stocks (Cost $33,955,195).........................                           39,000,312
                                                                                              -----------
MONEY MARKET MUTUAL FUNDS                                                 1.9
     The Seven Seas Series US Government Money Market Fund..........                   100            100
     The Seven Seas Series Money Market Fund [Class A]..............               723,950        723,950
                                                                                              -----------
     Total Money Market Mutual Funds
            (Cost $724,050).........................................                              724,050
                                                                      --------                -----------
SUMMARY
     Total investments
            (Cost $34,679,245) (b)..................................    101.5                  39,724,362
     Other assets and liabilities, net..............................     (1.5)                   (573,319)
                                                                      --------                -----------
NET ASSETS..........................................................    100.0                 $39,151,043
                                                                      --------                -----------
                                                                      --------                -----------

------------
NOTES:

(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------
COMMON STOCKS                                                            94.9
BASIC INDUSTRIES-6.1
CHEMICALS-4.3%
     Airgas, Incorporated (a).......................................                20,000        452,500
     Millipore Corporation..........................................                 8,000        280,000
     Monsanto Company...............................................                10,000        396,250
     Praxair, Incorporated..........................................                 9,000        398,250
                                                                                              -----------
                                                                                                1,527,000
                                                                                              -----------
CONSTRUCTION-0.8%
     Texas Industries, Incorporated.................................                 5,000        283,750
                                                                                              -----------
CONTAINERS & GLASS-1.0%
     Sealed Air Corporation (a).....................................                 9,600        373,200
                                                                                              -----------
                                                                                                2,183,950
                                                                                              -----------
CAPITAL GOODS-4.1
AGRICULTURAL MACHINERY-0.8%
     Deere & Company................................................                 7,200        300,600
                                                                                              -----------
CONSTRUCTION & MINING EQUIPMENT-1.4%
     Dover Corporation..............................................                10,000        513,750
                                                                                              -----------
ELECTRICAL EQUIPMENT-1.0%
     Boston Scientific Corporation (a)..............................                 6,300        342,562
                                                                                              -----------
INDUSTRIAL MACHINERY-0.9%
     Thermo Electron Corporation....................................                 9,000        328,500
                                                                                              -----------
                                                                                                1,485,412
                                                                                              -----------
CONGLOMERATES-1.6
     Danaher Corporation............................................                13,600        555,900
                                                                                              -----------
CONSUMER BASICS-18.7
DRUGS & HEALTH CARE-14.6%
     Amgen, Incorporated (a)........................................                 8,000        490,500
     Genzyme Corporation (a)........................................                12,000        276,000
     HBO & Company..................................................                 5,200        312,650
     HealthCare Compare Corporation (a).............................                 6,500        286,000
     Invacare Corporation...........................................                14,000        392,000
     Johnson & Johnson..............................................                 6,400        315,200
     Medtronic, Incorporated........................................                 8,000        515,000
     Merck & Company, Incorporated..................................                 4,000        296,500

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                   39
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

     Omnicare, Incorporated.........................................                10,200        277,950
     Oxford Health Plans, Incorporated (a)..........................                 8,600        391,300
     Pfizer, Incorporated...........................................                 5,600        463,400
     Schering Plough Corporation....................................                 6,000        384,000
     Stryker Corporation............................................                16,000        476,000
     U.S. Surgical Corporation......................................                 8,700        364,312
                                                                                              -----------
                                                                                                5,240,812
                                                                                              -----------
FOOD & BEVERAGES-1.7%
     Coca-Cola Company..............................................                 6,800        343,400
     PepsiCo, Incorporated..........................................                 9,300        275,513
                                                                                              -----------
                                                                                                  618,913
                                                                                              -----------
HOUSEHOLD PRODUCTS-1.2%
     Tupperware Corporation.........................................                 8,400        431,550
                                                                                              -----------
RETAIL GROCERY-1.2%
     Great Atlantic & Pacific Tea, Incorporated.....................                13,800        414,000
                                                                                              -----------
                                                                                                6,705,275
                                                                                              -----------
CONSUMER DURABLE GOODS-2.5
AUTOMOBILES-1.6%
     Harley Davidson, Incorporated..................................                12,200        550,525
                                                                                              -----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS-0.9%
     Black & Decker Corporation.....................................                 8,800        328,900
                                                                                              -----------
                                                                                                  879,425
                                                                                              -----------
CONSUMER NON-DURABLE GOODS-9.1
APPAREL & TEXTILES-1.8%
     Albany International Corporation...............................                13,100        294,750
     Nike, Incorporated.............................................                 6,000        353,250
                                                                                              -----------
                                                                                                  648,000
                                                                                              -----------
COSMETICS & TOILETRIES-1.2%
     Gillette Company...............................................                 6,000        448,500
                                                                                              -----------
RETAIL TRADE-6.1%
     CompUSA, Incorporated (a)......................................                 8,000        370,000
     Dollar General Corporation.....................................                11,337        314,602
     Gap, Incorporated..............................................                10,800        313,200
     Home Depot, Incorporated.......................................                 7,500        410,625

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

     Kohl's Corporation (a).........................................                11,200        403,200
     Petsmart, Incorporated (a).....................................                13,600        367,200
                                                                                              -----------
                                                                                                2,178,827
                                                                                              -----------
                                                                                                3,275,327
                                                                                              -----------
CONSUMER SERVICES-4.1
HOTELS & RESTAURANTS-4.1%
     Applebee's International, Incorporated.........................                13,000        316,875
     Hilton Hotels Corporation......................................                10,800        328,050
     La Quinta Inns, Incorporated...................................                19,800        396,000
     McDonald's Corporation.........................................                 9,800        434,875
                                                                                              -----------
                                                                                                1,475,800
                                                                                              -----------
FINANCE-12.9
BANKS-6.6%
     Bank of Boston Corporation.....................................                 6,000        384,000
     Citicorp.......................................................                 3,500        346,500
     Fifth Third Bancorp............................................                 9,000        563,625
     Star Banc Corporation..........................................                 5,400        486,000
     Zions Bancorporation...........................................                 6,400        579,200
                                                                                              -----------
                                                                                                2,359,325
                                                                                              -----------
FINANCIAL SERVICES-2.5%
     Finova Group, Incorporated.....................................                 9,000        555,750
     Green Tree Financial Corporation...............................                 9,000        356,625
                                                                                              -----------
                                                                                                  912,375
                                                                                              -----------
INSURANCE-3.8%
     American International Group, Incorporated.....................                 3,600        391,050
     MGIC Investment Corporation....................................                 7,600        521,550
     SunAmerica, Incorporated.......................................                12,000        450,000
                                                                                              -----------
                                                                                                1,362,600
                                                                                              -----------
                                                                                                4,634,300
                                                                                              -----------
GENERAL BUSINESS-9.5
BUSINESS SERVICES-7.5%
     CUC International, Incorporated (a)............................                18,000        441,000
     First Data Corporation.........................................                 4,500        358,875
     FIserv, Incorporated (a).......................................                14,800        567,950

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                   41
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

     Manpower, Incorporated.........................................                 8,000        227,000
     Olsten Corporation.............................................                13,800        276,000
     Omnicom Group..................................................                 8,000        398,000
     Robert Half International, Incorporated (a)....................                10,300        413,287
                                                                                              -----------
                                                                                                2,682,112
                                                                                              -----------
COMMUNICATION SERVICES-0.2%
     Loral Space & Communications (a)...............................                 5,000         79,375
                                                                                              -----------
OFFICE FURNISHINGS & SUPPLIES-1.8%
     Danka Business Systems.........................................                 9,400        372,475
     Staples, Incorporated (a)......................................                13,500        251,437
                                                                                              -----------
                                                                                                  623,912
                                                                                              -----------
                                                                                                3,385,399
                                                                                              -----------
TECHNOLOGY-24.6
AEROSPACE-1.0%
     McDonnell Douglas Corporation..................................                 6,600        359,700
                                                                                              -----------
COMPUTERS & BUSINESS EQUIPMENT-9.0%
     3Com Corporation (a)...........................................                12,000        811,500
     Cabletron Systems, Incorporated (a)............................                 4,000        249,500
     Ceridian Corporation (a).......................................                 8,000        397,000
     Cisco Systems, Incorporated (a)................................                 5,600        346,500
     Dell Computer Corporation (a)..................................                 6,000        488,250
     EMC Corporation Massachusetts (a)..............................                13,500        354,375
     Hewlett Packard Company........................................                 5,600        247,100
     Sun Microsystems, Incorporated (a).............................                 5,400        329,400
                                                                                              -----------
                                                                                                3,223,625
                                                                                              -----------
ELECTRONICS-4.1%
     Avnet, Incorporated............................................                 6,000        302,250
     Checkpoint Systems, Incorporated (a)...........................                18,500        413,938
     Intel Corporation..............................................                 4,000        439,500
     Newbridge Networks Corporation (a).............................                10,000        316,250
                                                                                              -----------
                                                                                                1,471,938
                                                                                              -----------
SOFTWARE-6.6%
     America Online, Incorporated (a)...............................                30,000        813,750
     Computer Associates International, Incorporated................                 6,750        399,094

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1996, CONTINUED

                                                                      % OF NET     NUMBER       MARKET
                                                                       ASSETS    OF SHARES     VALUE ($)
                                                                      --------   ----------   -----------

     Microsoft Corporation (a)......................................                 2,500        343,125
     Oracle Systems Corporation (a).................................                 9,000        380,812
     Parametric Technology Corporation (a)..........................                 9,000        439,875
                                                                                              -----------
                                                                                                2,376,656
                                                                                              -----------
TELECOMMUNICATION EQUIPMENT-3.9%
     ADC Telecommunications, Incorporated (a).......................                 8,000        547,000
     Andrew Corporation (a).........................................                 6,750        329,063
     Tellabs, Incorporated (a)......................................                 6,000        510,750
                                                                                              -----------
                                                                                                1,386,813
                                                                                              -----------
                                                                                                8,818,732
                                                                                              -----------
TRANSPORTATION-0.9
RAILROADS & EQUIPMENT-0.9%
     Wisconsin Central Transportation Corporation (a)...............                 9,000        324,000
                                                                                              -----------
UTILITIES-0.8
TELEPHONE-0.8%
     Cincinnati Bell, Incorporated..................................                 6,000        296,250
                                                                                              -----------
     Total Common Stocks
            (Cost $25,358,154)......................................                           34,019,770
                                                                                              -----------
MONEY MARKET MUTUAL FUNDS                                                 5.1
     The Seven Seas Series US Government Money Market Fund..........               534,112        534,112
     The Seven Seas Series Money Market Fund [Class A]..............             1,295,182      1,295,182
                                                                                              -----------
     Total Money Market Mutual Funds
            (Cost $1,829,294).......................................                            1,829,294
                                                                      --------                -----------
SUMMARY
     Total investments
            (Cost $27,187,448) (b)..................................    100.0                  35,849,064
     Other assets and liabilities, net..............................      0.0                     (11,055)
                                                                      --------                -----------
NET ASSETS..........................................................    100.0                 $35,838,009
                                                                      --------                -----------
                                                                      --------                -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Mutual Funds                                                  43
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

                                        ADJUSTABLE
                                           RATE       GOVERNMENT     TAX FREE        VALUE        GROWTH
                                           FUND          FUND          FUND          FUND          FUND
                                        ----------   ------------   -----------   -----------   -----------
ASSETS
Investments at market value
  (identified cost $6,909,527,
  $781,152,052, $24,573,477,
  $34,679,245 and $27,187,448,
  respectively) (Notes 2 and 3).......  $7,058,849   $791,140,318   $24,865,578   $39,724,362   $35,849,064
Cash..................................          37          8,343        42,129            27           107
Receivables:
     Fund shares sold.................      --             12,182        15,002        20,657         8,481
     Dividends........................         495        --            --             38,479        20,284
     Interest.........................      44,328     13,139,876       510,978       --            --
     Investments sold.................      --             18,310       --            --            310,827
     Adviser (Note 4).................      --            --              6,060       --            --
Deferred organization costs
  (Note 2)............................      22,929        --             22,929        22,929        22,929
Prepaid expenses......................       9,187         30,167        10,940         7,975         8,819
                                        ----------   ------------   -----------   -----------   -----------
Total assets..........................   7,135,825    804,349,196    25,473,616    39,814,429    36,220,511
                                        ----------   ------------   -----------   -----------   -----------
LIABILITIES
Payables:
     Fund shares redeemed.............      --          2,110,484       --             28,964         6,134
     Investments purchased............      --            --             34,157       549,712       295,797
     Project loans payable............      --         22,762,906       --            --            --
     Dividends........................      10,566      1,280,667        32,476       --            --
     Adviser (Note 4).................      16,573         37,252       --              1,332           465
     Options written outstanding at
       market value (premiums received
       $210,994) (Note 3).............      --            116,250       --            --            --
     Daily variation margin on open
       futures contracts (Notes 2
       and 3).........................      --             74,084       --            --            --
     Accrued distribution fee and
       shareholder service fee
       (Note 4).......................       5,213        829,714        22,249        33,962        32,304
     Accrued management fee
       (Note 4).......................       2,404        416,759        12,114        26,001        24,196
     Other accrued expenses...........      15,743        415,525        19,536        23,415        23,606
                                        ----------   ------------   -----------   -----------   -----------
Total liabilities.....................      50,499     28,043,641       120,532       663,386       382,502
                                        ----------   ------------   -----------   -----------   -----------
NET ASSETS............................  $7,085,326   $776,305,555   $25,353,084   $39,151,043   $35,838,009
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
                                                (continued)

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996, CONTINUED

                                        ADJUSTABLE
                                           RATE       GOVERNMENT     TAX FREE        VALUE        GROWTH
                                           FUND          FUND          FUND          FUND          FUND
                                        ----------   ------------   -----------   -----------   -----------

NET ASSETS CONSIST OF (Note 2):
     Undistributed (accumulated
       distributions in excess of) net
       investment income (loss).......  $    5,778   $ (1,280,667)  $    98,471   $   --        $   --
     Accumulated net realized gains
       (losses).......................    (201,421)  (200,317,153)     (176,173)    3,192,378      (444,919)
     Unrealized appreciation
       (depreciation) on:
       Investments (Note 3)...........     149,322      9,988,266       292,101     5,045,117     8,661,616
       Options contracts (Note 3).....      --             94,744       --            --            --
       Futures contracts (Note 3).....      --           (882,598)      --            --            --
     Shares of beneficial interest....   7,131,647    968,702,963    25,138,685    30,913,548    27,621,312
                                        ----------   ------------   -----------   -----------   -----------
NET ASSETS............................  $7,085,326   $776,305,555   $25,353,084   $39,151,043   $35,838,009
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------

CLASS A:
NET ASSETS............................  $5,716,731   $ 29,089,852   $16,168,645   $ 5,833,420   $ 8,221,647
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
Outstanding shares of beneficial
  interest (No par value).............     892,360      3,430,652     1,415,605       538,603       624,874
Net asset value and redemption price
  per share...........................  $     6.41   $       8.48   $     11.42   $     10.83   $     13.16
Maximum offering price per share
  (100/95.5 of net asset value per
  share)..............................  $     6.71   $       8.88   $     11.96   $     11.34   $     13.78

CLASS B:
NET ASSETS............................  $1,368,595   $747,215,703   $ 9,184,439   $33,317,623   $27,616,362
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
Outstanding shares of beneficial
  interest (No par value).............     213,553     88,035,826       803,108     3,088,365     2,146,351
Net asset value, offering and
  redemption price per share
  (Note 4)............................  $     6.41   $       8.49   $     11.44   $     10.79   $     12.87

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Mutual Funds                                                  45
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

                                            ADJUSTABLE
                                               RATE       GOVERNMENT     TAX FREE        VALUE        GROWTH
                                               FUND          FUND          FUND          FUND          FUND
                                            ----------   ------------   -----------   -----------   -----------
INVESTMENT INCOME:
Interest..................................  $  449,677   $ 71,074,981   $ 1,347,773   $       756   $    51,386
Dividends.................................      11,093        --            --            642,114       336,734
                                            ----------   ------------   -----------   -----------   -----------
Total Income..............................     460,770     71,074,981     1,347,773       642,870       388,120
                                            ----------   ------------   -----------   -----------   -----------
EXPENSES:
    Management fee (Note 4)...............      29,290      5,871,824       144,121       219,848       226,411
    Distribution fees--Class B (Note 4)...      12,974      6,955,987        65,843       168,697       158,897
    Shareholder servicing fees (Note 4):
       Class A............................       4,757         10,269        29,133         6,064         8,890
       Class B............................       2,104        811,242        15,601        19,891        23,350
    Transfer agent fee....................      46,727      1,071,262        52,332        77,045        79,163
    Custodian fee.........................      72,209        428,032        90,472        76,613        74,894
    Amortization of organization costs
       (Note 2)...........................      12,447        --             12,447        12,447        12,447
    Registration fees.....................      19,575        --             20,915        23,540        23,279
    Shareholder reports...................       1,394        178,173         5,956        11,069        12,250
    Professional fees.....................       1,240        135,495         3,653         3,768         3,966
    Insurance.............................         509         72,284         1,545         1,502         1,489
    Trustees' fees and expenses...........          51          5,285           180           241           265
    Other.................................      --            321,817       --              5,881         6,622
                                            ----------   ------------   -----------   -----------   -----------
Total expenses before reimbursement from
  Adviser.................................     203,277     15,861,670       442,198       626,606       631,923
Reimbursement of expenses from Adviser
  (Note 4)................................    (120,599)       --           (442,198)      (86,354)      (90,565)
                                            ----------   ------------   -----------   -----------   -----------
Expenses, net.............................      82,678     15,861,670       --            540,252       541,358
                                            ----------   ------------   -----------   -----------   -----------
Net investment income (loss)..............     378,092     55,213,311     1,347,773       102,618      (153,238)
                                            ----------   ------------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) from:
    Investment transactions (Notes 2 and
       3).................................     (12,778)     5,292,635           192     3,192,415      (243,412)
    Option contracts......................      --         (1,289,801)      --            --            --
    Futures contracts.....................      --         (7,988,014)      --            --            --
Net increase (decrease) in unrealized
  appreciation (depreciation) during the
  year from:
    Investment transactions...............      31,768    (15,982,620)      115,799     2,432,088     4,436,873
    Option contracts......................      --           (252,124)      --            --            --
    Futures contracts.....................      --         (1,545,243)      --            --            --
                                            ----------   ------------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments.............................      18,990    (21,765,167)      115,991     5,624,503     4,193,461
                                            ----------   ------------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $  397,082   $ 33,448,144   $ 1,463,764   $ 5,727,121   $ 4,040,223
                                            ----------   ------------   -----------   -----------   -----------
                                            ----------   ------------   -----------   -----------   -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ADJUSTABLE RATE FUND
                                                                                    -----------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                    OCTOBER 31, 1996   OCTOBER 31, 1995
                                                                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss).....................................................     $  378,092         $  348,384
 Net realized gain (loss) from:
   Investment transactions........................................................        (12,778)          (114,498)
   Option contracts...............................................................       --                 --
   Futures contracts..............................................................       --                 --
 Net increase (decrease) in unrealized appreciation (depreciation) during the year from:
   Investment transactions........................................................         31,768            399,103
   Option contracts...............................................................       --                 --
   Futures contracts..............................................................       --                 --
                                                                                    ----------------   ----------------
Net increase in net assets resulting from operations..............................        397,082            632,989
                                                                                    ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income
   Class A........................................................................       (298,845)          (255,493)
   Class B........................................................................        (79,247)           (86,152)
 Distributions in excess of net investment income
   Class A........................................................................       --                 --
   Class B........................................................................       --                 --
 Net realized gains
   Class A........................................................................       --                 --
   Class B........................................................................       --                 --
 Tax return of capital
   Class A........................................................................       --                 --
   Class B........................................................................       --                 --
                                                                                    ----------------   ----------------
 Total distributions to shareholders..............................................       (378,092)          (341,645)
                                                                                    ----------------   ----------------

 Increase (decrease) in net assets from operations, net of distributions to
   shareholders...................................................................         18,990            291,344
                                                                                    ----------------   ----------------

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  47
--------------------------------------------------------------------------------

          GOVERNMENT FUND                          TAX FREE FUND                            VALUE FUND
-----------------------------------     -----------------------------------     -----------------------------------
   YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED
OCTOBER 31, 1996   OCTOBER 31, 1995     OCTOBER 31, 1996   OCTOBER 31, 1995     OCTOBER 31, 1996   OCTOBER 31, 1995
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
 $   55,213,311     $   72,865,401        $  1,347,773       $  1,059,944         $    102,618       $    164,706
      5,292,635        (91,789,975)                192           (176,365)           3,192,415            259,945
     (1,289,801)         3,752,499            --                 --                   --                 --
     (7,988,014)       (19,046,779)           --                 --                   --                 --
    (15,982,620)       162,482,101             115,799          1,523,607            2,432,088          2,455,927
       (252,124)          (103,818)           --                 --                   --                 --
     (1,545,243)          (521,730)           --                 --                   --                 --
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
     33,448,144        127,637,699           1,463,764          2,407,186            5,727,121          2,880,578
----------------   ----------------     ----------------   ----------------     ----------------   ----------------

     (1,692,150)        (1,526,928)           (789,946)          (757,133)             (42,207)           (66,092)
    (52,573,700)       (70,538,669)           (428,491)          (302,811)             (80,140)          (128,160)
      --                 --                   --                   (5,654)              (2,142)          --
      --                 --                   --                   (1,064)              (4,066)          --
      --                 --                   --                 --                    (35,364)          --
      --                 --                   --                 --                   (131,342)          --
       (258,257)          (350,222)           --                 --                   --                 --
     (8,023,827)       (15,756,626)           --                 --                   --                 --
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
    (62,547,934)       (88,172,445)         (1,218,437)        (1,066,662)            (295,261)          (194,252)
----------------   ----------------     ----------------   ----------------     ----------------   ----------------

    (29,099,790)        39,465,254             245,327          1,340,524            5,431,860          2,686,326
----------------   ----------------     ----------------   ----------------     ----------------   ----------------


            GROWTH FUND
-----------------------------------
   YEAR ENDED         YEAR ENDED
OCTOBER 31, 1996   OCTOBER 31, 1995
----------------   ----------------

  $   (153,238)      $    (58,950)
      (243,412)           342,457
      --                 --
      --                 --
     4,436,873          3,431,356
      --                 --
      --                 --
----------------   ----------------
     4,040,223          3,714,863
----------------   ----------------
      --                 --
      --                 --
      --                 --
      --                 --
      --                 --
      --                 --
      --                 --
      --                 --
----------------   ----------------
      --                 --
----------------   ----------------
     4,040,223          3,714,863
----------------   ----------------

(CONTINUED)

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                                           ADJUSTABLE RATE FUND
                                                                                    -----------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                    OCTOBER 31, 1996   OCTOBER 31, 1995
                                                                                    ----------------   ----------------
SHARE TRANSACTIONS:
 Proceeds from sale of shares
   Class A........................................................................     $   27,226         $   92,790
   Class B........................................................................        389,371            621,653
 Reinvestment of distributions
   Class A........................................................................        295,536            255,434
   Class B........................................................................         71,484             75,951
 Cost of shares redeemed
   Class A........................................................................        (96,085)          (155,685)
   Class B........................................................................       (955,523)        (1,331,051)
                                                                                    ----------------   ----------------
 Net increase (decrease) in net assets resulting from share transactions
   Class A........................................................................        226,677            192,539
   Class B........................................................................       (494,668)          (633,447)
                                                                                    ----------------   ----------------
   Total..........................................................................       (267,991)          (440,908)
                                                                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS.................................................       (249,001)          (149,564)
Net assets at beginning of year...................................................      7,334,327          7,483,891
                                                                                    ----------------   ----------------
NET ASSETS AT END OF YEAR.........................................................     $7,085,326         $7,334,327
                                                                                    ----------------   ----------------
                                                                                    ----------------   ----------------
Undistributed (accumulated distributions in excess of) net investment income
  (loss) at end of year...........................................................     $    5,778         $   (7,886)
                                                                                    ----------------   ----------------
                                                                                    ----------------   ----------------
FUND SHARE INFORMATION:
 Shares sold
   Class A........................................................................          4,278             14,962
   Class B........................................................................         60,938            100,668
 Shares issued upon reinvestment of distributions
   Class A........................................................................         46,300             40,886
   Class B........................................................................         11,196             12,183
 Shares redeemed
   Class A........................................................................        (15,068)           (24,589)
   Class B........................................................................       (150,064)          (214,247)
                                                                                    ----------------   ----------------
 Increase (decrease) in Fund shares outstanding
   Class A........................................................................         35,510             31,259
                                                                                    ----------------   ----------------
                                                                                    ----------------   ----------------
   Class B........................................................................        (77,930)          (101,396)
                                                                                    ----------------   ----------------
                                                                                    ----------------   ----------------

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  49
--------------------------------------------------------------------------------

          GOVERNMENT FUND                          TAX FREE FUND                            VALUE FUND
-----------------------------------     -----------------------------------     -----------------------------------
   YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED
OCTOBER 31, 1996   OCTOBER 31, 1995     OCTOBER 31, 1996   OCTOBER 31, 1995     OCTOBER 31, 1996   OCTOBER 31, 1995
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
 $   11,137,901     $    8,609,994        $    309,165       $    880,743         $  1,029,337       $    672,875
      9,242,327         27,416,014           2,631,898          3,589,195           18,661,475          6,719,785
        902,225            756,378              23,330             29,828               79,393             65,700
     31,218,929         44,126,875             317,971            235,800              204,072            122,526
     (9,198,287)        (4,698,858)           (351,480)          (139,636)            (319,837)          (554,145)
   (377,040,027)      (250,379,643)         (1,516,101)        (1,516,243)          (4,468,090)        (2,417,639)
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
      2,841,839          4,667,514             (18,985)           770,935              788,893            184,430
   (336,578,771)      (178,836,754)          1,433,768          2,308,752           14,397,457          4,424,672
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
   (333,736,932)      (174,169,240)          1,414,783          3,079,687           15,186,350          4,609,102
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
   (362,836,722)      (134,703,986)          1,660,110          4,420,211           20,618,210          7,295,428
  1,139,142,277      1,273,846,263          23,692,974         19,272,763           18,532,833         11,237,405
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
 $  776,305,555     $1,139,142,277        $ 25,353,084       $ 23,692,974         $ 39,151,043       $ 18,532,833
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
 $   (1,280,667)    $   (2,160,157)       $     98,471       $    (30,865)        $   --             $     19,703
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
      1,317,620          1,000,291              27,357             78,630              106,358             81,551
      1,073,669          3,226,626             231,317            324,101            1,904,118            836,647
        106,174             88,729               2,058              2,699                8,436              8,245
      3,657,994          5,183,091              28,018             21,419               21,842             15,288
     (1,082,308)          (549,320)            (30,937)           (12,988)             (32,438)           (68,803)
    (44,378,475)       (29,418,333)           (133,485)          (139,086)            (455,044)          (297,365)
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
        341,486            539,700              (1,522)            68,341               82,356             20,993
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
    (39,646,812)       (21,008,616)            125,850            206,434            1,470,916            554,570
----------------   ----------------     ----------------   ----------------     ----------------   ----------------
----------------   ----------------     ----------------   ----------------     ----------------   ----------------


             GROWTH FUND
 -----------------------------------
    YEAR ENDED         YEAR ENDED
 OCTOBER 31, 1996   OCTOBER 31, 1995
 ----------------   ----------------

   $  1,707,031       $    808,948
     14,887,732          8,349,943
       --                 --
       --                 --
       (528,656)          (252,247)
     (4,565,508)        (2,363,580)
 ----------------   ----------------
      1,178,375            556,701
     10,322,224          5,986,363
 ----------------   ----------------
     11,500,599          6,543,064
 ----------------   ----------------
     15,540,822         10,257,927
     20,297,187         10,039,260
 ----------------   ----------------
   $ 35,838,009       $ 20,297,187
 ----------------   ----------------
 ----------------   ----------------
   $   --             $   --
 ----------------   ----------------
 ----------------   ----------------
        142,429             76,934
      1,254,875            851,970
       --                 --
       --                 --
        (43,333)           (25,720)
       (385,371)          (245,024)
 ----------------   ----------------
         99,096             51,214
 ----------------   ----------------
 ----------------   ----------------
        869,504            606,946
 ----------------   ----------------
 ----------------   ----------------


--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The Financial Highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                        INCOME FROM INVESTMENT OPERATIONS             DISTRIBUTIONS TO SHAREHOLDERS
                                      --------------------------------------  ----------------------------------------------
                          NET ASSET      NET       NET REALIZED     TOTAL                 IN EXCESS     NET     IN EXCESS OF
                          VALUE AT    INVESTMENT  AND UNREALIZED     FROM        NET        OF NET    REALIZED  NET REALIZED
              PERIOD      BEGINNING     INCOME    GAINS (LOSSES)  INVESTMENT  INVESTMENT  INVESTMENT  CAPITAL     CAPITAL
              ENDED       OF PERIOD     (LOSS)    ON INVESTMENTS  OPERATIONS    INCOME      INCOME     GAINS       GAINS
          --------------  ---------   ----------  --------------  ----------  ----------  ----------  --------  ------------
ADJUSTABLE RATE FUND
Class A   Oct-31-96        $  6.39      $ 0.33        $ 0.03        $ 0.36      $(0.34)     $--        $--         $--
          Oct-31-95           6.14        0.31          0.24          0.55       (0.30)      --         --         --
          Oct-31-94           6.49        0.25         (0.35)        (0.10)      (0.23)      (0.01)     --         --
          Oct-31-93(a)        6.50        0.03         (0.01)         0.02       (0.03)      --         --         --
          ------------------------------------------------------------------------------------------------------------------
Class B   Oct-31-96           6.39        0.28          0.03          0.31       (0.29)      --         --         --
          Oct-31-95           6.14        0.26          0.24          0.50       (0.25)      --         --         --
          Oct-31-94           6.48        0.21         (0.34)        (0.13)      (0.19)      (0.01)     --         --
          Oct-31-93(a)        6.50        0.02         (0.02)        --          (0.02)      --         --         --
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
Class A   Oct-31-96           8.70        0.62         (0.22)         0.40       (0.54)      --         --         --
          Oct-31-95           8.43        0.58          0.38          0.96       (0.58)      --         --         --
          Oct-31-94          10.14        0.70         (1.60)        (0.90)      (0.70)      --         (0.03)     --
          Oct-31-93(a)       10.32        0.12         (0.18)        (0.06)      (0.12)      --         --         --
          ------------------------------------------------------------------------------------------------------------------
Class B   Oct-31-96           8.71        0.55         (0.22)         0.33       (0.48)      --         --         --
          Oct-31-95           8.42        0.51          0.41          0.92       (0.52)      --         --         --
          Oct-31-94          10.14        0.60         (1.58)        (0.98)      (0.60)      --         (0.03)     --
          Oct-31-93           9.95        0.71          0.20          0.91       (0.71)      (0.01)     --         --
          Oct-31-92           9.98        0.73          0.03          0.76       (0.73)      --         (0.06)     --
----------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND
Class A   Oct-31-96          11.31        0.62          0.05          0.67       (0.56)      --         --         --
          Oct-31-95          10.59        0.55          0.73          1.28       (0.55)      (0.01)     --         --
          Oct-31-94          11.48        0.45         (0.78)        (0.33)      (0.45)      (0.11)     --         --
          Oct-31-93(a)       11.50        0.05          0.01          0.06       (0.05)      (0.02)     --         --
          ------------------------------------------------------------------------------------------------------------------
Class B   Oct-31-96          11.32        0.62          0.06          0.68       (0.56)      --         --         --
          Oct-31-95          10.60        0.55          0.73          1.28       (0.55)      (0.01)     --         --
          Oct-31-94          11.48        0.43         (0.82)        (0.39)      (0.43)      (0.06)     --         --
          Oct-31-93(a)       11.50        0.06         (0.01)         0.05       (0.03)      (0.03)     --         --
----------------------------------------------------------------------------------------------------------------------------
VALUE FUND
Class A   Oct-31-96           8.95        0.05          1.99          2.04       (0.09)      (0.00)     (0.07)     --
          Oct-31-95           7.51        0.14          1.45          1.59       (0.15)(f)    --   (f)   --        --
          Oct-31-94           7.63        0.13         (0.16)        (0.03)      (0.09)      --         --         --
          Oct-31-93(a)        7.50        0.01          0.12          0.13       --          --         --         --
          ------------------------------------------------------------------------------------------------------------------
Class B   Oct-31-96           8.93        0.04          1.93          1.97       (0.04)      (0.00)     (0.07)     --
          Oct-31-95           7.50        0.07          1.45          1.52       (0.09)(f)    --   (f)   --        --
          Oct-31-94           7.64        0.08         (0.17)        (0.09)      (0.05)      --         --         --
          Oct-31-93(a)        7.50       (0.01)         0.15          0.14       --          --         --         --
----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class A   Oct-31-96(e)       11.38        0.00          1.78          1.78       --          --         --         --
          Oct-31-95           8.81        0.01          2.56          2.57       --          --         --         --
          Oct-31-94           8.69       (0.01)         0.21          0.20       --          --         --          (0.08)
          Oct-31-93(a)        8.50       --             0.19          0.19       --          --         --         --
          ------------------------------------------------------------------------------------------------------------------
Class B   Oct-31-96(e)       11.21       (0.09)         1.75          1.66       --          --         --         --
          Oct-31-95           8.74       (0.05)         2.52          2.47       --          --         --         --
          Oct-31-94           8.70       (0.04)         0.16          0.12       --          --         --          (0.08)
          Oct-31-93(a)        8.50       --             0.20          0.20       --          --         --         --


                                TAX
              PERIOD           RETURN        TOTAL
              ENDED          OF CAPITAL  DISTRIBUTIONS
          --------------     ----------  -------------

ADJUSTABLE RATE FUND
Class A   Oct-31-96            $--          $ (0.34)
          Oct-31-95             --            (0.30)
          Oct-31-94             (0.01)        (0.25)
          Oct-31-93(a)          --            (0.03)
          --------------
Class B   Oct-31-96             --            (0.29)
          Oct-31-95             --            (0.25)
          Oct-31-94             (0.01)        (0.21)
          Oct-31-93(a)          --            (0.02)
------------------------
GOVERNMENT FUND
Class A   Oct-31-96             (0.08)        (0.62)
          Oct-31-95             (0.11)        (0.69)
          Oct-31-94             (0.08)        (0.81)
          Oct-31-93(a)          --            (0.12)
          --------------
Class B   Oct-31-96             (0.07)        (0.55)
          Oct-31-95             (0.11)        (0.63)
          Oct-31-94             (0.11)        (0.74)
          Oct-31-93             --            (0.72)
          Oct-31-92             --            (0.79)
------------------------
TAX FREE FUND
Class A   Oct-31-96             --            (0.56)
          Oct-31-95             --            (0.56)
          Oct-31-94             --            (0.56)
          Oct-31-93(a)          (0.01)        (0.08)
          --------------
Class B   Oct-31-96             --            (0.56)
          Oct-31-95             --            (0.56)
          Oct-31-94             --            (0.49)
          Oct-31-93(a)          (0.01)        (0.07)
------------------------
VALUE FUND
Class A   Oct-31-96             --            (0.16)
          Oct-31-95             --            (0.15)
          Oct-31-94             --            (0.09)
          Oct-31-93(a)          --           --
          --------------
Class B   Oct-31-96             --            (0.11)
          Oct-31-95             --            (0.09)
          Oct-31-94             --            (0.05)
          Oct-31-93(a)          --           --
------------------------
GROWTH FUND
Class A   Oct-31-96(e)          --           --
          Oct-31-95             --           --
          Oct-31-94             --            (0.08)
          Oct-31-93(a)          --           --
          --------------
Class B   Oct-31-96(e)          --           --
          Oct-31-95             --           --
          Oct-31-94             --            (0.08)
          Oct-31-93(a)          --           --


------------
(a) For the period September 8, 1993 (commencement of operations) to October 31,1993.
(b) Annualized.
(c) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. The maximum applicable sales charge on Class A shares of each Fund was not reflected in total return calculations. A contingent deferred sales charge on Class B shares of each Fund of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations. Had the adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  51
--------------------------------------------------------------------------------

                                                                      RATIOS AND SUPPLEMENTAL DATA
                                            --------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE
                                                DAILY NET ASSETS (%) (b)
NET INCREASE   NET ASSET                    ---------------------------------
 (DECREASE)    VALUE AT                                           INVESTMENT                    NET ASSETS,    REIMBURSEMENT
IN NET ASSET      END          TOTAL          NET       GROSS       INCOME       PORTFOLIO     END OF PERIOD    OF EXPENSES
   VALUE       OF PERIOD   RETURN (%) (c)   EXPENSES   EXPENSES   (LOSS), NET   TURNOVER (%)    (MILLIONS)     FROM ADVISOR
------------   ---------   --------------   --------   --------   -----------   ------------   -------------   -------------
   $ 0.02       $  6.41          5.81         0.95       2.55         5.35          39.49        $     5.7        $ 0.098
     0.25          6.39          9.20         0.95       2.96         4.91          53.07              5.5          0.126
    (0.35)         6.14         (1.49)        0.95       2.86         4.04         115.55              5.1          0.120
    (0.01)         6.49          0.26         0.98       3.24         2.78           0.34              5.1          0.003
----------------------------------------------------------------------------------------------------------------------------
     0.02          6.41          5.02         1.70       3.51         4.58          39.49              1.4          0.109
     0.25          6.39          8.39         1.70       3.71         4.18          53.07              1.8          0.124
    (0.34)         6.14         (2.07)        1.70       3.51         3.48         115.55              2.4          0.108
    (0.02)         6.48          0.03         1.61       3.58         2.57           0.34              0.1          0.003
----------------------------------------------------------------------------------------------------------------------------
    (0.22)         8.48          4.80         0.90       0.90         6.59         334.41             29.1           N/A
     0.27          8.70         11.77         1.01       1.01         6.78         315.71             27.0           N/A
    (1.71)         8.43         (9.17)        0.99       0.99         7.09         128.82             22.0           N/A
    (0.18)        10.14         (0.60)        0.95       0.95         6.81          75.96              1.0           N/A
----------------------------------------------------------------------------------------------------------------------------
    (0.22)         8.49          4.00         1.69       1.69         5.77         334.41            747.2           N/A
     0.29          8.71         11.19         1.76       1.76         6.08         315.71          1,112.0           N/A
    (1.72)         8.42         (9.98)        1.76       1.76         6.45         128.82          1,252.0           N/A
     0.19         10.14          9.48         1.73       1.73         6.96          75.96          1,343.0           N/A
    (0.03)         9.95          7.74         1.64       1.64         7.08         101.31            786.0           N/A
----------------------------------------------------------------------------------------------------------------------------
     0.11         11.42          6.13         --         1.52         5.42           5.76             16.2          0.172
     0.72         11.31         12.24         --         1.81         5.01          24.95             16.0          0.199
    (0.89)        10.59         (2.99)        0.77       1.62         4.08         --                 14.3          0.094
    (0.02)        11.48          0.54         1.15       2.09         2.73         --                 15.1          0.002
----------------------------------------------------------------------------------------------------------------------------
     0.12         11.44          6.12         --         2.26         5.43           5.76              9.2          0.257
     0.72         11.32         12.33         --         2.56         5.01          24.95              7.7          0.287
    (0.88)        10.60         (3.45)        1.14       2.30         3.75         --                  5.0          0.122
    (0.02)        11.48          0.43         1.84       2.48         2.27         --                  1.2          0.003
----------------------------------------------------------------------------------------------------------------------------
     1.88         10.83         23.10         1.35       1.73         1.03         100.02              5.8          0.018
     1.44          8.95         21.45         1.35       2.43         1.71          27.41              4.1          0.086
    (0.12)         7.51         (0.32)        1.35       3.55         1.92          14.53              3.2          0.165
     0.13          7.63          1.73         1.42       6.37         0.73           6.04              2.2          0.008
----------------------------------------------------------------------------------------------------------------------------
     1.86         10.79         22.30         2.10       2.40         0.23         100.02             33.3          0.050
     1.43          8.93         20.50         2.10       3.18         0.94          27.41             14.4          0.083
    (0.14)         7.50         (1.10)        2.10       4.02         1.09          14.53              8.0          0.163
     0.14          7.64          1.87         2.04       6.38        (1.07)          6.04              0.5          0.002
----------------------------------------------------------------------------------------------------------------------------
     1.78         13.16         15.64         1.35       1.70         0.03          40.89              8.2          0.043
     2.57         11.38         29.17         1.35       2.44         0.10          73.74              6.0          0.100
     0.12          8.81          2.48         1.34       3.53        (0.11)        100.41              4.2          0.182
     0.19          8.69          2.24         1.39       4.83        (0.30)         46.31              3.3          0.006
----------------------------------------------------------------------------------------------------------------------------
     1.66         12.87         14.81         2.10       2.41        (0.73)         40.89             27.6          0.037
     2.47         11.21         28.26         2.10       3.19        (0.66)         73.74             14.3          0.082
     0.04          8.74          1.67         2.09       4.06        (0.82)        100.41              5.8          0.176
     0.20          8.70          2.35         1.86       5.04        (1.38)         46.31              0.6          0.001



  AVERAGE
 COMMISSION
  RATE (d)
 ----------

   N/A
   N/A
   N/A
   N/A
---------
   N/A
   N/A
   N/A
   N/A
---------
   N/A
   N/A
   N/A
   N/A
---------
   N/A
   N/A
   N/A
   N/A
   N/A
---------
   N/A
   N/A
   N/A
   N/A
---------
   N/A
   N/A
   N/A
   N/A
---------
   $0.050
   N/A
   N/A
   N/A
---------
   $0.050
   N/A
   N/A
   N/A
---------
   $0.050
   N/A
   N/A
   N/A
---------
   $0.050
   N/A
   N/A
   N/A

------------
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.
(e) Per share amounts were calculated under a methodology using the monthly average of shares outstanding during the period.
(f) Certain amounts have been reclassified to conform with current year presentations.

--------------------------------------------------------------------------------

52                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios (the "Funds"), four of which commenced operations as of September 8, 1993 the Adjustable Rate Fund, the Tax Free Fund, the Value Fund and the Growth Fund, and one, the Government Fund, which commenced operations as of April 22, 1987.

  Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Funds currently offer to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares).

  Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Funds at the end of eight years following the issuance of the Class B shares. The date of issuance for purposes of conversion of shares in the Government Fund which were held on September 7, 1993 shall be the original date of acquisition of such shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of the Funds' financial statements in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The following is a summary of significant accounting policies followed consistently by the Funds.

  SECURITIES VALUATION. Securities (including options) listed or traded on an exchange or quoted on NASDAQ are valued at their last sale prices prior to the time when assets are valued. Lacking any sales on that day, securities are valued at the mean between the current closing bid and asked prices. Other securities for which market quotations are readily available are valued at the mean of the bid and asked quotations quoted prior to the time when assets are valued ("market value"). Certain securities (including most tax-exempt debt obligations) are valued primarily utilizing such pricing services as may be deemed appropriate. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. Investments in certain long-term debt securities not traded in an organized market are valued primarily based on market quotations provided by recognized dealers of such securities. Other securities for which market quotations are not readily available, such as restricted securities, or where pricing occurs during periods of market disruption, are valued in good faith by or under the authority of the Trustees of the Trust. Short-term investments maturing within 60 days are valued at original cost plus accreted discount or accrued interest which approximates market value.

  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Sales and purchases are accounted for as of trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  53
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes. All premiums on securities in the Tax Free Fund are amortized for financial and tax accounting purposes.

  FUTURES CONTRACTS. Each of the Funds may purchase and sell futures contracts, subject to certain limitations. The Government Fund uses interest rate futures contracts as a hedge against changes in interest rates. Upon entering into a futures contract, each Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the face amount of the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the unrealized gains and losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

  OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell listed call and put options on futures contracts. The Government Fund uses options on interest rate futures contracts as a hedge against changes in interest rates. Options are valued in accordance with the security valuations policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Each Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. A Fund will not enter into such agreements for the purpose of investment leverage.

  Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at the price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will segregate with the Custodian U.S. government securities, cash or cash equivalents (or a receivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. A Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the

--------------------------------------------------------------------------------

54                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured "loans" by the Fund under repurchase agreements.

  FEDERAL INCOME TAXES. As a Massachusetts Business Trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds. It is the intent of the Funds to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, the Funds paid no federal taxes and no federal income or excise tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of October 31, 1996, the Funds had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:

                                                             EXPIRATION
                                                                DATES
FUND                                            AMOUNT       OCTOBER 31,
------------------------------------------   ------------    -----------

Adjustable Rate Fund......................   $     72,067        2002
                                                  114,498        2003
                                                   14,856        2004
Government Fund...........................     87,661,793        2002
                                              107,525,597        2003
                                                1,748,819        2004
Tax Free Fund.............................        176,173        2003
Growth Fund...............................        201,507        2002
                                                  243,412        2004

  DISTRIBUTION OF INCOME AND GAINS. The Government and Tax Free Funds will declare a distribution each day in an amount based on periodic projections of their future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. Net investment income for the Adjustable Rate Fund is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. Distributions of net investment income are declared and paid, quarterly for the Value Fund and annually for the Growth Fund. Distributions from net short-term realized gains are declared and paid, annually. During any particular year, net realized gains from investment transactions in excess of any available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

  CAPITAL ACCOUNTS. The Funds report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available).

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  55
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset values of the Funds.

  DEFERRED ORGANIZATIONAL AND REGISTRATION COSTS. Costs incurred by a Fund in connection with its organization and registration of shares have been deferred and are being amortized on a straight-line basis over a period 60 months from commencement of investment operations. Costs incurred for subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

  EXPENSES. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to each Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the Funds principally based on their relative average net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. The cost of purchases and the proceeds from sales and paydowns of investments other than U.S. Government and agency securities, short term investments and options, for the fiscal year ended October 31, 1996 were as follows:


FUND                                  PURCHASES        SALES       PAYDOWNS
----------------------------------   -----------    -----------    --------

Adjustable Rate Fund..............   $ 1,040,844    $    57,270    $133,435
Tax Free Fund.....................     3,163,620      1,396,281       --
Value Fund........................    42,477,688     26,426,690       --
Growth Fund.......................    22,978,051     10,581,445       --


  The cost of purchases and the proceeds from sales and paydowns of long-term U.S. Government and agency securities, for the fiscal year ended October 31, 1996, were as follows:


FUND                          PURCHASES           SALES          PAYDOWNS
-------------------------   --------------    --------------    -----------

Adjustable Rate Fund.....   $    2,698,026    $    2,777,943    $ 1,094,069
Government Fund..........    3,211,045,385     3,499,386,818     68,232,279
Value Fund...............           61,850           502,115        --

--------------------------------------------------------------------------------

56                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   Transactions in options written on U.S. Treasury bond futures for the Government Fund were as follows:


                                                     NUMBER OF         NET
                                                   CONTRACTS OF      PREMIUMS
                                                  WRITTEN OPTIONS    RECEIVED
                                                  ---------------    --------

Outstanding at October 31,1995...................     --             $  --
Written..........................................        235          263,617
Terminated in closing purchase transactions......        (49)         (52,623)
                                                      ------         --------
Outstanding at October 31,1996...................        186         $210,994
                                                      ------         --------
                                                      ------         --------

  At October 31, 1996 the security pledged to cover margin requirements for open futures contracts on United States Treasury Bonds and for open option contracts on United States Treasury Bond Futures for the Government Fund was as follows:


DESCRIPTION                                         FACE VALUE    MARKET VALUE
--------------------------------------------------  ----------    ------------

Federal National Mortgage Association Medium Term
  Note, 12.000%, 11/13/00.........................  $2,500,000     $3,013,675
                                                    ----------    ------------
                                                    ----------    ------------


  Aggregate federal income tax cost and gross unrealized appreciation (depreciation) of investments for each Fund at October 31, 1996 was as follows:

                                                FEDERAL          GROSS            GROSS             NET
                                                 INCOME        UNREALIZED       UNREALIZED       UNREALIZED
FUND                                            TAX COST      APPRECIATION    (DEPRECIATION)    APPRECIATION
-------------------------------------------   ------------    ------------    --------------    ------------
Adjustable Rate Fund.......................   $  6,909,785    $    172,292    $      (23,228)   $    149,064
Government Fund............................    785,320,850      13,173,237        (7,353,769)      5,819,468
Tax Free Fund..............................     24,573,477         378,030           (85,929)        292,101
Value Fund.................................     34,691,453       5,077,167           (44,258)      5,032,909
Growth Fund................................     27,187,448       9,492,489          (830,873)      8,661,616

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under Advisory agreements between the Funds and GNA Capital Management, Inc. ("the Adviser"), each Fund agrees to pay the Adviser a fee based on its average daily net assets as follows:

  ADJUSTABLE RATE FUND. The Adviser's fee is calculated at an annual rate of .40% of the average daily net assets.

  GOVERNMENT FUND. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .65% of the first $500 million, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $250 million and .45% of average daily net assets over $1.5 billion. For the fiscal year

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  57
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

ended October 31, 1996, the Adviser's fee was equivalent to an annual effective rate of .62% of the Fund's average daily net assets.

  TAX FREE FUND. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .60% of the first $20 million, .50% of the next $80 million and .45% of average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1996, the Adviser's fee was equivalent to an annual effective rate of .58% of the Fund's average daily net assets.

  VALUE FUND. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and
 .70% of average daily net assets in excess of $100 million.

  GROWTH FUND. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and
 .70% of average daily net assets in excess of $100 million.

  The Adviser has agreed to reimburse the Classes of the following Funds, for expenses incurred by the Classes to the extent that such expenses exceed the following percentages of average daily net assets during the fiscal year ended October 31, 1996:


FUND                                            CLASS A    CLASS B
---------------------------------------------   -------    -------

Adjustable Rate Fund.........................    0.95%      1.70%
Value Fund...................................    1.35%      2.10%
Growth Fund..................................    1.35%      2.10%


  The Adviser did not reimburse any expenses of the Government Fund, but reimbursed all of the expenses of the Tax Free Fund during the fiscal year ended October 31, 1996.

  The expense reimbursement may be extended or modified by the Adviser. The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

  The Funds' Advisory agreements also provide that if, in any fiscal year, the total of certain specified expenses of any of the Funds exceed the expense limitations applicable to the Funds imposed by the securities regulations of any state in which they are then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Funds for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Funds during such fiscal year.

--------------------------------------------------------------------------------

58                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

  The Adviser has retained the following portfolio managers (the "Sub-Advisers") for the Funds. These Sub-Advisers are responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.


FUND                                                  SUB-ADVISER
------------------------------------   -----------------------------------------

Adjustable Rate Fund................   Standish, Ayer & Wood, Inc.
Government Fund.....................   BlackRock Financial Management, Inc.
Tax Free Fund.......................   Brown Brothers Harriman & Co.
Value Fund..........................   Duff & Phelps Investment Management, Inc.
Growth Fund.........................   Value Line, Inc.

  GNA Distributors, Inc. (the "Distributor") receives monthly distribution fees from the Funds calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Shareholder servicing fees are also imposed on both Class A and Class B shares of the Funds equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of each of the Funds with respect to each class. The shareholder servicing fees are in addition to the .75% distribution fees imposed on Class B. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Funds, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

  With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Fund's Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributor's cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. The

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  59
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

total amounts of carryover expenses outstanding since inception of the Plan as of October 31, 1996 for which the Distributor intends to seek repayment from the Funds are as follows:


FUND                                                     AMOUNT
----------------------------------------------------   -----------

Government Fund.....................................   $27,432,834
Tax Free Fund.......................................       357,069
Value Fund..........................................       778,494
Growth Fund.........................................       730,091


  Each Fund pays each Trustee not affiliated with the Adviser its proportionate share of: (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the Funds principally based on their relative net assets. No remuneration is paid by the Funds to any Trustee or officer of the Funds who is affiliated with the Adviser.

5. SHARES OF BENEFICIAL INTEREST. At October 31, 1996 GNA Corporation, the parent company of the Funds' Adviser, owned the following number of Class A shares and a nominal amount of Class B shares of the Funds:


                                                         CLASS A
FUND                                                     SHARES
------------------------------------------------------   -------

Adjustable Rate Fund..................................   888,726
Value Fund............................................   280,001
Growth Fund...........................................   356,355

  At October 31, 1996, Employers Reinsurance Corporation, a wholly-owned financial subsidiary of General Electric Capital Services Corporation, an affiliate of GNA Corporation, owned 1,304,348 Class A shares of the Tax Free Fund.

--------------------------------------------------------------------------------

60                                                  Investors Trust Mutual Funds
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Investors Trust:

  We have audited the accompanying statements of assets and liabilities of each of the series of Investors Trust (in this report comprised of the Adjustable Rate Fund, the Government Fund, the Tax Free Fund, the Value Fund and the Growth Fund (the "Funds")) including the investment portfolios, as of October 31, 1996, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of October 31, 1996, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston Massachusetts                             /s/ COOPERS & Lybrand L.L.P.
December 11, 1996

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Investors Trust Mutual Funds                                                  61
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TAX INFORMATION, UNAUDITED

  Of the dividends paid by the Tax Free Fund from net investment income for the fiscal year ended October 31, 1996, 100% constituted exempt interest dividends for regular federal income tax purposes.

  For the fiscal year ended October 31, 1996, the Value Fund paid a long-term capital gain distribution of $0.05 per share, with an ex-dividend date of December 21, 1995.

  For the fiscal year ended October 31, 1996, 99.3% and 97.8% of the applicable dividends distributed by the Growth and Value Funds, respectively, qualifies for the dividends-received deduction for corporate shareholders.

  Please consult a tax adviser if you have any question about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call toll free 1-800-656-6626 and press #2.

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                          [INVESTORS TRUST LOGO HERE]


                                FAMILY OF FUNDS

                                 ANNUAL REPORT

                                 -------------

                                October 31, 1996

                              ADJUSTABLE RATE FUND

                                GOVERNMENT FUND

                                 TAX FREE FUND

                                   VALUE FUND

                                  GROWTH FUND

                      THE INVESTORS TRUST FAMILY OF FUNDS
                      IS OFFERED BY GNA DISTRIBUTORS, INC.